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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08743

Invesco Senior Income Trust

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/18

Item 1. Report to Stockholders.

Annual Report to Shareholders	February 28, 2018

Invesco Senior Income Trust NYSE: VVR

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Trust, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Trust was managed and the factors that affected its performance during the reporting period.

    For much of the reporting period, major US stock market indexes rose to record highs – but in early 2018, volatility returned to the US stock and bond markets. Investors worried about how rising interest rates might affect economic growth; those concerns caused the US stock market, which many investors believed had risen too far, too fast, to pull back. Throughout the reporting period, economic data remained generally positive, corporate earnings remained strong and consumer sentiment remained positive, particularly after passage of legislation cutting personal and corporate tax rates in December. The US economy expanded throughout the reporting period, and the first signs of rising inflation appeared. In response, the US Federal Reserve raised interest rates three times, and the tone of its statements grew more hawkish regarding potential rate increases in 2018.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about your Trust’s performance and portfolio holdings. In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 341 2929.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                          Invesco Senior Income Trust

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the fund’s investment strategy.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                          Invesco Senior Income Trust

Management’s Discussion of Trust Performance

Performance summary

For the fiscal year ended February 28, 2018, Invesco Senior Income Trust (the Trust), at net asset value (NAV), outperformed its benchmark, the Credit Suisse Leveraged Loan Index. The Trust’s return can be calculated based on either the market price or the NAV of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. Market price reflects the supply and demand for Trust shares. As a result, the two returns can differ, as they did during the fiscal year.

Performance
Total returns, 2/28/17 to 2/28/18

Trust at NAV	5.11%
Trust at Market Value	-1.42
Credit Suisse Leveraged Loan Index▼	4.39

Market Price Discount to NAV as of 2/28/18	-10.20

Source(s): ▼Bloomberg L.P.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

    Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest

The Trust seeks to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or variable senior loans to corporations, partnerships and other entities which operate in a variety of industries and geographic regions. The Trust borrows money for investment purposes, which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Trust’s volatility. We believe a highly diversified pool of senior loans from the broadest

Portfolio Composition†
By credit quality, based on total investments

BBB	0.1%
BBB-	4.6
BB+	8.4
BB	9.7
BB-	17.9
B+	18.7
B	20.7
B-	5.5
CCC+	3.2
CCC	1.5
CCC-	0.4
CC	1.6
D	0.4
Non-Rated	3.8
Equity	3.5

Top Five Debt Holdings
Based on total investments

1.	NRG Energy, Inc., Revolver Loan A	1.6%
2.	First Data Corp., Term Loan A	1.1
3.	Transdigm Inc., Tern Loan F	0.9
4.	Asurion LLC, Term Loan B-6	0.9
5.	Sinclair Television Group, Inc., Incremental Term Loan B-1	0.8

Total Net Assets
Applicable to Common Shares	$883.2 million
Total Number of Holdings	691

The Trust’s holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.

spectrum of issuers and consisting of the highest credit quality available in line with portfolio objectives may provide the best risk-reward potential.

    Our credit analysts review all holdings and prospective holdings. Key consideration may be given to the following factors, as applicable:

∎	Management. Factors include management’s experience in operating the business, management depth and incentives and track record operating in a leveraged environment.
∎	Industry position and dynamics. Factors include the firm’s industry position, life cycle phase of the industry, barriers to entry and current industry capacity and utilization.
∎	Asset quality. Considerations may include valuations of hard and intangible assets, how easily those assets can be converted to cash and appropriateness to leverage those assets.
∎	Divisibility. This factor focuses on operating and corporate structures, ability of the firm to divide easily and efficiently, examination of non-core assets and valuation of multiple brand names.
∎	Sponsors. Considerations include the firm’s track record of quality transactions, access to additional capital and control or ownership of the sponsoring firm.
∎	Cash flow. We examine the firm’s sales and earnings breakdown by product, divisions and subsidiaries. We look at the predictability of corporate earnings and the cash requirements of the business and conduct an examination of business cycles, seasonality and international pressures.
∎	Recovery and loan-to-value. These factors focus on further examination of the probability of default and the rate of recovery associated with loans.

    We attempt to construct the Trust’s portfolio using a conservative bias to help manage credit risk, while focusing on optimization of return relative to appropriate benchmarks. We monitor the holdings in the portfolio and conduct daily, weekly and monthly meetings with analysts, as well as with borrowers and loan sponsors.

    Utilizing our proprietary risk rating system, our analysts assign, monitor and update the probability of default and expected recovery ratings for every asset in the portfolio. Using the resulting risk-adjusted returns, analysts monitor positions relative to market levels to detect early sell signals in an attempt to minimize principal loss and maximize relative value.

†	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

4                          Invesco Senior Income Trust

Market conditions and your Trust

Senior loans’ senior position in the capital structure, secured status and short duration positioned the asset class defensively against some of the key risks that influenced capital markets’ performance during the fiscal year: mainly, the potential for elevated defaults as well as the potential for rising interest rates. Senior loans’ defensive positioning, particularly as it relates to rising interest rates, benefited the asset class when compared to other fixed income investments paying fixed interest rates.

    For the fiscal year ended February 28, 2018, the senior loan market, as represented by the Credit Suisse Leveraged Loan Index, returned 4.39%. The market produced positive results in all but two months of the fiscal year as price stability and coupon income drove favorable absolute and volatility-adjusted performance. Libor increased from 1.09% to 2.01% during the fiscal year, enhancing the floating rate component of coupon income.1 (Libor is the London Interbank Offered Rate – the rate that international banks charge for short-term loans to one another.) However, the trajectory of Libor was flatter-than-expected at the beginning of the fiscal year. This both delayed the benefit of rising short-term rates to loan investors and eased duration concerns at times, prompting investors to periodically rotate into longer-duration fixed income asset classes.

    Demand for US credit was bolstered throughout the fiscal year due to accelerating economic growth, improving corporate earnings and a low default rate. Speculation over US Federal Reserve (the Fed) monetary policy and fiscal stimulus prospects further added to the demand for loans. This dynamic fostered an environment that was supportive of refinancing and re-pricing transactions, offering issuers the opportunity to reduce spreads and extend maturities. The technical support for loans stemmed mostly from greater-than-expected collateralized loan obligation (CLO) formation and a relative scarcity of new supply. All of these factors contributed to stable loan prices throughout the fiscal year and the aforementioned repricing activity.

    Credit fundamentals of the loan market remained stable as economic growth accelerated, corporate earnings improved, commodity prices stabilized and the hunt for yield continued – all of which led to strong outperformance in the lower-quality end of the credit ratings spectrum during the fiscal year. Loan defaults remained below their long-term historical averages. With issuer distress isolated largely to the retail sector as well as other highly levered and/or secularly challenged companies, we believe default rates are likely to remain below their historical averages and to be driven by a few individual issuers with large capital structures.

    At the close of the fiscal year, we continued to believe senior loans were well positioned for the economic and interest rate environment, providing investors with a relatively high level of current income with protection from rising rates due to their floating rate structure. With the market again poised to benefit from supportive fundamental and technical conditions, we believed that loans were positioned to deliver an attractive total return based on strong current income, price stability and limited near-term default risk. Loans also provide some insulation from interest rate-driven volatility, which is more likely to impact longer-duration asset classes. Historically, loans have performed well through periods of rising interest rates, and we believed loans were attractive on a relative basis as the differential between yields in high yield bonds and loans remained near historical lows. As such, we believed that senior loans offered investors the opportunity to own secured credit exposure providing a similar yield as unsecured credit exposure with less duration risk.

    As of the close of the fiscal year, leverage accounted for 29% of the Trust’s NAV plus borrowings and variable rate term preferred shares. Unlike other fixed income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans generally adjusts to changes in interest rates, as do the rates which determine the Trust’s borrowing costs. However, as mentioned earlier, the use of leverage can increase the Trust’s volatility. For more information about the Trust’s use of leverage, see the Notes to Financial Statements later in this report.

    The senior loan asset class behaves differently from many traditional fixed income investments. The interest income generated by a portfolio of senior loans is usually determined by a fixed credit spread over Libor. Because senior loans generally have a very short duration and the coupons or interest rates are usually adjusted every 30 to 90 days as Libor changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed income prices to decline when interest rates rise. For senior loans, however, interest rates and income are variable and the prices of senior loans are therefore less sensitive to interest rate changes than traditional fixed income bonds. We are monitoring interest rates, the market and economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain central banks. If interest rates rise faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Trust’s investments or the market price of the Trust’s common shares.

    As always, we appreciate your continued participation in Invesco Senior Income Trust.

1 Source: Federal Reserve Bank of St. Louis

The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Trust and, if applicable, index disclosures later in this report.

5                         Invesco Senior Income Trust

Scott Baskind Portfolio Manager, is manager of Invesco Senior Income Trust. He has been associated with Invesco or its investment advisory affiliates in an investment management capacity since 1999 and began managing the Trust in 2013. Mr. Baskind earned a BS in business administration, with majors in finance and management information systems, from the University at Albany, State University of New York.

Thomas Ewald Portfolio Manager, is manager of Invesco Senior Income Trust. He has been associated with Invesco or its investment advisory affiliates in an investment management capacity since 2000 and began managing the Trust in 2010. He earned a BA from Harvard College and an MBA from the Darden School of Business at the University of Virginia.

Philip Yarrow Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Senior Income Trust. He joined Invesco in 2010.
Mr.Yarrow was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 2005 to 2010 and began managing the Trust in 2007. He earned a BS in mathematics and economics from the University of Nottingham and a master of management degree in finance from Northwestern University.

6                          Invesco Senior Income Trust

Supplemental Information

Invesco Senior Income Trust’s investment objective is to provide a high level of current income, consistent with preservation of capital.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2018, and is based on total net assets applicable to common shares.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Trust’s reports, visit invesco.com/fundreports.

About indexes used in this report

∎	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US dollar-denominated, non-investment grade loans.
∎	The Trust is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Trust performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Trust at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

7                Invesco Senior Income Trust

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Trust (the Trust). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time. All shareholders in the Trust are automatically enrolled in the Plan when shares are purchased.

Plan benefits

∎	Add to your account:

You may increase your shares in your Trust easily and automatically with the Plan.

∎	Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Trust is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Trust, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

∎	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/closed-end.

∎	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan

If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/closed-end, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. If you are writing to us, please include the Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works

If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Trust is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Trust is trading above or below NAV, the price is determined by one of two ways:

1.	Premium: If the Trust is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Trust trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2.	Discount: If the Trust is trading at a discount – a market price that is lower than its NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Trust. If the Trust is trading at or above its NAV, your new shares are issued directly by the Trust and there are no brokerage charges or fees. However, if the Trust is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

    Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/closed-end or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.
3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

    To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/closed-end.

8                Invesco Senior Income Trust

Schedule of Investments

February 28, 2018

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Variable Rate Senior Loan Interests–135.96%(b)(c)
Aerospace & Defense–4.02%
Consolidated Aerospace Manufacturing, LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.40%	08/11/2022	$1,643	$1,646,282
DAE Aviation Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	5.40%	07/07/2022	399	403,340
Greenrock Finance, Inc., Term Loan B (3 mo. USD LIBOR + 3.50%)	5.19%	06/28/2024	1,735	1,757,834
IAP Worldwide Services,
Revolver Loan (Acquired 07/22/2014; Cost $1,129,324)(d)(e)	0.00%	07/18/2018	1,129	1,129,324
Revolver Loan (3 mo. USD LIBOR + 5.50%) (Acquired 07/22/2014; Cost $125,480)(e)	1.39%	07/18/2018	125	125,481
Second Lien Term Loan (3 mo. USD LIBOR + 6.50%)	8.19%	07/18/2019	1,431	1,418,653
Maxar Technologies Ltd. (Canada), Term Loan B (1 mo. USD LIBOR + 2.75%)	4.33%	10/05/2024	4,996	5,025,934
NAC Aviation 8 Ltd. (Ireland), Term Loan (1 mo. USD LIBOR + 6.25%) (Acquired 03/24/2017; Cost $2,319,596)(e)	8.15%	12/31/2020	2,296	2,296,451
Peraton Corp., Term Loan (1 mo. USD LIBOR + 5.25%)	6.95%	04/29/2024	1,154	1,167,768
TransDigm Inc.,
Term Loan E (1 mo. USD LIBOR + 2.75%)	4.40%	05/14/2022	5,817	5,861,364
Term Loan F (1 mo. USD LIBOR + 2.75%)	4.40%	06/09/2023	7,469	7,524,029
Term Loan F (3 mo. USD LIBOR + 2.75%)	4.44%	06/09/2023	3,897	3,925,195
Term Loan G (3 mo. USD LIBOR + 2.50%)	4.10%	08/22/2024	40	40,150
Vectra Co.,
First Lien Term Loan(f)	—	03/01/2025	815	817,167
Second Lien Term Loan(f)	—	03/01/2026	479	480,510
Wesco Aircraft Hardware Corp., Term Loan B (3 mo. USD LIBOR + 2.50%)	3.84%	02/28/2021	1,220	1,208,933
Xebec Global Holdings, LLC, Term Loan (3 mo. USD LIBOR + 5.50%)(e)	7.32%	02/12/2024	720	712,977
				35,541,392

Air Transport–1.72%
American Airlines, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	3.59%	12/14/2023	3,229	3,232,429
Avolon TLB Borrower 1 (US) LLC, Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	3.84%	03/21/2022	6,276	6,274,706
Gol LuxCo S.A. (Luxembourg), Term Loan (Acquired 08/19/2015; Cost $3,059,440)(e)	6.50%	08/31/2020	3,076	3,153,147
Mesa Airlines, Inc.,
Term Loan N913FJ (2 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $243,994)	6.19%	12/01/2021	247	244,534
Term Loan N914FJ (2 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $282,805)	6.19%	12/01/2021	286	283,431
Term Loan N915FJ (2 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $238,837)	6.19%	12/01/2021	242	239,366
Term Loan N916FJ (2 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $295,289)	6.19%	03/01/2022	299	295,943
Term Loan N917FJ (2 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $268,692)	6.19%	03/01/2022	272	269,286
Term Loan N947LR (2 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $289,022)	6.19%	09/01/2022	293	289,687
Term Loan N948LR (2 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $297,163)	6.19%	09/01/2022	301	297,847
Term Loan N950LR (2 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $327,015)	6.19%	09/01/2022	331	327,768
Term Loan N951LR (2 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $309,647)	6.19%	09/01/2022	313	310,360
				15,218,504

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Automotive–2.21%
Allison Transmission, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	3.65%	09/23/2022	$25	$25,573
American Axle & Manufacturing, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	3.88%	04/06/2024	2,119	2,130,325
Belron Finance US LLC, Term Loan B (3 mo. USD LIBOR + 2.50%)	4.29%	11/07/2024	1,146	1,153,687
Britax US Holdings Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	5.19%	10/15/2020	454	404,196
CH Hold Corp., Term Loan (1 mo. USD LIBOR + 3.00%)	4.65%	02/01/2024	1,857	1,870,283
Dayco Products, LLC, Term Loan (3 mo. USD LIBOR + 5.00%)(e)	6.65%	05/19/2023	820	832,483
Dealer Tire, LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	5.00%	12/22/2021	297	301,441
Key Safety Systems, Inc., Term Loan (3 mo. USD LIBOR + 4.50%)	6.28%	08/29/2021	360	360,918
Midas Intermediate Holdco II, LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	4.44%	08/18/2021	1,732	1,741,751
Navistar, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	5.08%	11/06/2024	1,255	1,262,006
Superior Industries International, Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	6.15%	05/22/2024	1,138	1,153,361
ThermaSys Corp., Term Loan (3 mo. USD LIBOR + 4.00%)	5.72%	05/03/2019	1,840	1,794,138
Tower Automotive Holdings USA, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	4.38%	03/07/2024	2,546	2,554,024
Transtar Holding Co.,
Term Loan(d)(e)	0.00%	04/11/2022	160	159,476
Term Loan (3 mo. USD LIBOR + 4.25%)(e)	4.55%	04/11/2022	655	651,871
First Lien Term Loan (3 mo. USD LIBOR + 4.25%)(e)	5.60%	04/11/2022	1,824	1,696,182
PIK Term Loan 7.75% PIK Rate, 1.00% Cash Rate (Acquired 04/11/2017-10/11/2017; Cost $543,464)(e)(g)	7.75%	04/11/2022	575	537,527
Wand Intermediate I L.P., Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	9.14%	09/19/2022	857	862,249
				19,491,491

Beverage & Tobacco–0.51%
AI Aqua Merger Sub, Inc.,
First Lien Term Loan B-1(1 mo. USD LIBOR + 3.50%)	5.15%	12/13/2023	1,967	1,976,606
Incremental First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.15%	12/13/2023	777	781,035
Arctic Glacier U.S.A. Inc., Term Loan (1 mo. USD LIBOR + 4.25%)	5.90%	03/20/2024	627	630,366
Constellation Brands Canada, Inc. (Canada), First Lien Term Loan (3 mo. USD LIBOR + 2.75%)	4.38%	12/15/2023	557	561,245
Winebow Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)(e)	9.15%	01/02/2022	574	536,618
				4,485,870

Building & Development–3.35%
American Builders & Contractors Supply Co., Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	4.15%	10/31/2023	1,093	1,100,964
Beacon Roofing Supply, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	3.83%	01/02/2025	1,908	1,920,376
Capital Automotive L.P.,
First Lien Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	4.15%	03/25/2024	4,088	4,114,179
Second Lien Term Loan B (1 mo. USD LIBOR + 6.00%)	7.65%	03/24/2025	1,855	1,893,989
DiversiTech Holdings, Inc.,
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)(e)	9.20%	06/02/2025	257	260,898
Term Loan (3 mo. USD LIBOR + 3.50%)	5.20%	06/03/2024	617	619,418
Term Loan B-1(f)	—	06/03/2024	211	211,816
Forterra Finance, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.65%	10/25/2023	1,819	1,710,914
HD Supply Waterworks, Ltd., Term Loan (1 mo. USD LIBOR + 3.00%)	4.57%	08/01/2024	1,311	1,316,648
HD Supply, Inc.,
Term Loan B-3 (3 mo. USD LIBOR + 2.25%)	3.94%	08/13/2021	243	244,139
Term Loan B-4 (3 mo. USD LIBOR + 2.50%)	4.19%	10/17/2023	1,922	1,937,249
Janus International Group, LLC, Term Loan(f)	—	02/28/2025	472	471,725
Mueller Water Products, Inc.,
Term Loan B (1 mo. USD LIBOR + 2.50%)	4.15%	11/25/2021	182	183,406
Term Loan B (3 mo. USD LIBOR + 2.50%)	4.19%	11/25/2021	81	82,097
Quikrete Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.40%	11/15/2023	4,214	4,237,237

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Building & Development–(continued)
RE/MAX, LLC, Term Loan (3 mo. USD LIBOR + 2.75%) (Acquired 12/14/2016-02/23/2017; Cost $2,075,532)(e)	4.44%	12/15/2023		$2,083	$2,088,050
Realogy Group LLC, Term Loan(f)	—	02/08/2025		5,753	5,792,602
Werner FinCo L.P., Term Loan (1 mo. USD LIBOR + 4.00%)	5.65%	07/24/2024		1,393	1,410,883
					29,596,590

Business Equipment & Services–14.15%
Acosta, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	4.90%	09/26/2021		491	434,809
Allied Universal Holdco LLC,
First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	5.44%	07/28/2022		2,487	2,463,944
Incremental Delayed Draw Term Loan(d)	0.00%	07/28/2022		582	576,335
Alorica Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	5.40%	06/30/2022		1,346	1,353,685
Altran Technologies (France), Term Loan B(f)	—	02/01/2025		486	490,747
Asurion LLC,
Second Lien Term Loan B-2 (1 mo. USD LIBOR + 6.00%)	7.65%	08/04/2025		6,797	6,982,564
Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	4.40%	08/04/2022		469	471,937
Term Loan B-6 (1 mo. USD LIBOR + 2.75%)	4.40%	11/03/2023		11,252	11,323,606
Blucora, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	4.69%	05/22/2024		1,309	1,318,763
Brand Energy & Infrastructure Services, Inc., Term Loan (3 mo. USD LIBOR + 4.25%)	6.00%	06/21/2024		3,218	3,247,957
Brickman Group Ltd. LLC,
First Lien Revolver Loan (Acquired 10/14/2016; Cost $483,568)(d)	0.00%	12/18/2018		510	471,615
First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.62%	12/18/2020		3,578	3,603,809
Second Lien Term Loan (1 mo. USD LIBOR + 6.50%)	8.09%	12/17/2021		294	296,805
Caraustar Industries, Inc., Term Loan (3 mo. USD LIBOR + 5.50%)	7.19%	03/14/2022		3,019	3,036,268
Change Healthcare Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.40%	03/01/2024		5,766	5,784,159
Checkout Holding Corp., First Lien Term Loan B (1 mo. USD LIBOR + 3.50%)	5.15%	04/09/2021		3,069	2,433,426
Cotiviti Corp.,
First Lien Term Loan B (3 mo. USD LIBOR + 2.25%)	3.95%	09/28/2023		855	860,731
Term Loan A (3 mo. USD LIBOR + 2.25%)	3.95%	09/28/2021		1,089	1,088,403
CRCI Holdings, Inc., Term Loan (3 mo. USD LIBOR + 5.50%)	7.19%	08/31/2023		1,173	1,177,274
Crossmark Holdings, Inc.,
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.19%	12/20/2019		1,929	991,628
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)	9.19%	12/21/2020		731	68,364
Dakota Holding Corp., Term Loan(f)	—	02/13/2025		1,086	1,096,853
First Data Corp.,
Term Loan A (1 mo. USD LIBOR + 2.25%)	3.87%	04/26/2024		14,310	14,356,313
Term Loan D (1 mo. USD LIBOR + 2.25%)	3.87%	07/08/2022		60	60,560
Genesys Telecom Holdings, U.S., Inc., Term Loan B-2 (3 mo. USD LIBOR + 3.75%)	5.44%	12/01/2023		5,956	5,989,787
Hillman Group, Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	5.19%	06/30/2021		1,913	1,935,364
IndigoCyan Midco Ltd. (Jersey), Term Loan B (3 mo. GBP LIBOR + 5.00%)(e)	5.58%	06/23/2024	GBP	801	1,100,536
Information Resources, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.19%	01/18/2024		3,047	3,072,579
ION Trading Technologies S.a.r.l. (Luxembourg), Term Loan (2 mo. USD LIBOR + 2.75%)	4.40%	11/21/2024		458	455,360
KAR Auction Services, Inc.,
Term Loan B-4 (3 mo. USD LIBOR + 2.25%)	4.00%	03/11/2021		117	117,818
Term Loan B-5 (3 mo. USD LIBOR + 2.50%)	4.25%	03/09/2023		1,540	1,550,708
Karman Buyer Corp.,
First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.02%	07/23/2021		371	366,625
Incremental Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	5.02%	07/23/2021		4,098	4,046,155
Second Lien Term Loan (3 mo. USD LIBOR + 6.50%)	8.27%	07/25/2022		1,307	1,266,469
Kronos Inc., Term Loan B (2 mo. USD LIBOR + 3.50%)	5.30%	11/01/2023		2,807	2,829,416
Learning Care Group (US) No. 2 Inc.,
Term Loan (1 mo. USD LIBOR + 4.00%)	5.65%	05/05/2021		398	403,498
Term Loan (2 mo. USD LIBOR + 4.00%)	5.62%	05/05/2021		1,102	1,118,065

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Business Equipment & Services–(continued)
LegalZoom.com, Inc., Term Loan (1 mo. USD LIBOR + 4.50%)(e)	6.09%	11/21/2024		$911	$918,823
ON Assignment, Inc., Term Loan B(f)	—	04/02/2025		1,190	1,196,363
Outfront Media Capital LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	3.62%	03/18/2024		117	118,118
Peak 10, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.19%	08/01/2024		1,595	1,602,022
Prime Security Services Borrower, LLC,
First Lien Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	4.40%	05/02/2022		1,887	1,905,543
Revolver Loan(d)(e)	0.00%	05/02/2022		1,770	1,769,260
Prometric Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	4.77%	01/29/2025		2,523	2,545,479
Red Ventures, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	5.65%	11/08/2024		1,874	1,889,158
Spin Holdco Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 3.25%)	5.08%	11/14/2022		7,858	7,915,583
Tempo Acquisition LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.65%	05/01/2024		2,207	2,215,540
TNS Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.78%	08/14/2022		2,586	2,603,065
Travelport Finance S.a.r.l. (Luxembourg), Term Loan D (3 mo. USD LIBOR + 2.75%)	4.59%	09/02/2021		1,084	1,088,332
U.S. Security Associates Holdings, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	5.69%	07/14/2023		1,542	1,558,222
Ventia Deco LLC, Term Loan B (3 mo. USD LIBOR + 3.50%)(e)	5.19%	05/21/2022		1,445	1,466,369
Wash MultiFamily Acquisition Inc.,
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.90%	05/13/2022		404	406,629
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.90%	05/16/2022		2,424	2,441,855
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)(e)	8.65%	05/12/2023		119	118,275
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)(e)	8.65%	05/14/2023		21	20,715
West Corp., Term Loan B (1 mo. USD LIBOR + 4.00%)	5.65%	10/10/2024		3,958	3,997,471
WEX Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	3.90%	06/30/2023		920	928,021
					124,947,778

Cable & Satellite Television–7.55%
Altice Financing S.A. (Luxembourg),
Term Loan (3 mo. USD LIBOR + 2.75%)	4.47%	07/15/2025		1,267	1,252,974
Term Loan (3 mo. USD LIBOR + 2.75%)	4.47%	01/31/2026		968	957,854
Altice US Finance I Corp., Term Loan (1 mo. USD LIBOR + 2.25%)	3.90%	07/28/2025		2,616	2,617,798
Atlantic Broadband Finance, LLC, Term Loan B (1 mo. USD LIBOR + 2.38%)	4.02%	01/04/2025		4,242	4,244,474
Cable One, Inc., Incremental Term Loan B-1 (3 mo. USD LIBOR + 2.25%)(e)	3.95%	05/01/2024		458	460,479
CSC Holdings, LLC,
Term Loan (1 mo. USD LIBOR + 2.25%)	3.84%	07/17/2025		8,150	8,143,212
Term Loan (2 mo. USD LIBOR + 2.50%)	4.14%	01/25/2026		2,708	2,714,967
MCC Iowa, Term Loan M (1 wk. USD LIBOR + 2.00%)	3.48%	02/02/2025		576	579,104
Mediacom Illinois LLC, Term Loan K (1 wk. USD LIBOR + 2.25%)	3.73%	02/15/2024		2,162	2,174,435
Numericable-SFR S.A. (France), Term Loan B-12 (3 mo. USD LIBOR + 3.00%)	4.72%	01/31/2026		7,317	7,062,812
Telenet Financing USD LLC, Term Loan AL (1 mo. USD LIBOR + 2.50%)	4.09%	03/31/2026		4,228	4,247,245
Unitymedia Finance LLC,
Term Loan B (1 mo. USD LIBOR + 2.25%)	3.84%	09/30/2025		1,957	1,957,572
Term Loan D (1 mo. USD LIBOR + 2.25%)	3.84%	01/15/2026		1,974	1,975,626
UPC Financing Partnership, Term Loan AR (1 mo. USD LIBOR + 2.50%)	4.09%	01/15/2026		9,325	9,332,154
Virgin Media Bristol LLC (United Kingdom), Term Loan K (1 mo. USD LIBOR + 2.50%)	4.09%	01/15/2026		10,316	10,361,898
WideOpenWest Finance, LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	4.85%	08/18/2023		4,750	4,744,621
Ziggo Secured Finance Partnership, Term Loan E (1 mo. USD LIBOR + 2.50%)	4.09%	04/15/2025		3,933	3,901,673
					66,728,898

Chemicals & Plastics–4.76%
Alpha US Bidco, Inc., Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	4.69%	01/31/2024		943	950,741
Avantor Inc.,
Term Loan (1 mo. EURIBOR + 4.25%)	4.25%	11/21/2024	EUR	2,109	2,590,406
Term Loan (1 mo. USD LIBOR + 4.00%)	5.65%	11/21/2024		4,961	5,015,846

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Chemicals & Plastics–(continued)
Charter NEX US, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.65%	05/16/2024	$399	$400,074
Chemours Co., (The), Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	4.15%	05/12/2022	549	552,156
Colouroz Investment LLC (Germany),
First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	4.74%	09/07/2021	2,299	2,169,754
Second Lien Term Loan B-2 (3 mo. USD LIBOR + 7.25%)	8.99%	09/05/2022	2,239	1,917,422
Term Loan C (3 mo. USD LIBOR + 3.00%)	4.74%	09/07/2021	380	358,686
Diamond (BC) B.V. (Netherlands), Term Loan B (2 mo. USD LIBOR + 3.00%)	4.65%	09/06/2024	1,380	1,379,958
Encapsys, LLC,
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.90%	11/07/2024	295	297,505
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.15%	11/07/2025	151	153,250
Gemini HDPE LLC, Term Loan (3 mo. USD LIBOR + 2.50%)	4.28%	08/07/2024	644	647,912
H.B. Fuller Co., Term Loan (1 mo. USD LIBOR + 2.25%)	3.84%	10/20/2024	2,712	2,727,978
HII Holding Corp.,
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.90%	12/20/2019	1,602	1,606,971
Second Lien Term Loan (1 mo. USD LIBOR + 8.50%)(e)	10.15%	12/21/2020	1,157	1,162,307
Ineos US Finance LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	3.65%	03/31/2024	2,993	3,006,355
Invictus US NewCo LLC,
First Lien Term Loan(f)	—	02/15/2025	987	995,585
Second Lien Term Loan(f)	—	02/15/2026	522	527,112
KMG Chemicals Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.40%	06/15/2024	795	800,313
Kpex Holdings Inc.,
Delayed Draw Term Loan(d)	0.00%	01/31/2025	47	47,120
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)(e)	8.57%	01/31/2026	203	205,903
Term Loan (1 mo. USD LIBOR + 3.25%)	4.90%	01/31/2025	474	476,434
MacDermid, Inc.,
First Lien Multicurrency Revolver Loan(d)(e)	0.00%	06/07/2018	557	555,808
First Lien Multicurrency Revolver Loan (Prime Rate + 2.00%)(e)	3.00%	06/07/2018	397	395,918
First Lien Revolver Loan(d)(e)	0.00%	06/07/2018	191	190,345
First Lien Revolver Loan (1 mo. USD LIBOR + 3.00%)(e)	3.76%	06/07/2018	763	761,381
Term Loan B-6 (1 mo. USD LIBOR + 3.00%)	4.65%	06/07/2023	810	816,322
Term Loan B-7 (1 mo. USD LIBOR + 2.50%)	4.15%	06/07/2020	66	66,724
Oxea Corp., Term Loan B-2 (3 mo. USD LIBOR + 3.50%)	5.25%	10/11/2024	3,042	3,065,184
PQ Corp., Term Loan B-1(f)	—	02/05/2025	545	548,148
Proampac PG Borrower LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.09%	11/20/2023	1,282	1,298,041
Tata Chemicals North America Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	4.50%	08/07/2020	981	986,030
Trinseo Materials Finance, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.15%	09/06/2024	483	487,422
Tronox Finance LLC,
Term Loan (3 mo. USD LIBOR + 3.00%)	4.69%	09/22/2024	986	994,074
Term Loan (3 mo. USD LIBOR + 3.00%)	4.69%	09/22/2024	2,276	2,294,011
Venator Finance S.a.r.l., Term Loan (1 mo. USD LIBOR + 3.00%)(e)	4.65%	08/08/2024	606	610,023
Versum Materials, Term Loan (3 mo. USD LIBOR + 2.00%)	3.69%	09/29/2023	977	984,248
				42,043,467

Clothing & Textiles–1.08%
ABG Intermediate Holdings 2 LLC,
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.19%	09/29/2024	2,999	3,026,456
Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	9.44%	09/29/2025	1,091	1,108,674
Ascena Retail Group, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.19%	08/21/2022	2,060	1,854,846
Oak Parent, Inc., Term Loan (1 mo. USD LIBOR + 4.50%)(e)	6.15%	10/26/2023	1,486	1,432,607
Varsity Brands Holding Co., Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.15%	12/16/2024	2,115	2,141,825
				9,564,408

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Conglomerates–0.59%
CeramTec Acquisition Corp.,
Term Loan B-1 (3 mo. USD LIBOR + 2.75%)(e)	4.73%	08/30/2020		$769	$769,144
Term Loan B-2 (3 mo. USD LIBOR + 2.75%)(e)	4.73%	08/30/2020		103	102,629
Term Loan B-3 (3 mo. USD LIBOR + 2.75%)(e)	4.73%	08/30/2020		236	235,730
CTC AcquiCo GmbH (Germany), Term Loan B-1(f)	—	11/29/2024	EUR	608	744,018
CTC AcquiCo GmbH (Germany), Term Loan B-2(f)	—	11/29/2024		813	814,871
Penn Engineering & Manufacturing Corp., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.40%	06/27/2024		854	857,967
RGIS Services, LLC,
Term Loan (1 mo. USD LIBOR + 7.50%)	9.15%	03/31/2023		515	490,586
Term Loan (3 mo. USD LIBOR + 7.50%)	9.19%	03/31/2023		112	106,649
Term Loan (6 mo. USD LIBOR + 7.50%)	9.34%	03/31/2023		395	376,578
Safe Fleet Holdings LLC,
First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	4.78%	02/03/2025		442	442,979
Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)	8.53%	02/01/2026		255	257,734
					5,198,885

Containers & Glass Products–3.29%
Berlin Packaging, LLC,
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	8.33%	09/30/2022		397	401,137
Term Loan (1 mo. USD LIBOR + 3.25%)	4.85%	10/01/2021		1,331	1,339,641
Term Loan (3 mo. USD LIBOR + 3.25%)	4.95%	10/01/2021		790	795,675
Berry Plastics Corp.,
Term Loan Q (1 mo. USD LIBOR + 2.00%)	3.65%	10/01/2022		2,140	2,150,025
Term Loan Q (3 mo. USD LIBOR + 2.00%)	3.58%	10/01/2022		1,380	1,386,229
Term Loan R (1 mo. USD LIBOR + 2.00%)	3.58%	01/19/2024		1,293	1,298,280
BWAY Holding Co., Term Loan (3 mo. USD LIBOR + 3.25%)	4.96%	04/03/2024		457	459,155
Consolidated Container Co. LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.65%	05/22/2024		981	987,679
Duran Group (Germany), Term Loan B-2 (3 mo. USD LIBOR + 4.00%) (Acquired 03/24/2017; Cost $3,111,518)(e)	5.71%	03/21/2024		3,146	3,162,193
Fort Dearborn Holding Co., Inc.,
First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.70%	10/19/2023		2,466	2,468,778
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)(e)	10.20%	10/19/2024		203	194,904
Hoffmaster Group, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	6.19%	11/21/2023		1,856	1,877,196
Klockner Pentaplast of America, Inc.,
Term Loan (3 mo. EURIBOR + 4.75%)	4.75%	06/30/2022	EUR	390	468,589
Term Loan (3 mo. USD LIBOR + 4.25%)	5.94%	06/30/2022		1,159	1,143,535
Multi-Color Corp., Term Loan B (1 mo. USD LIBOR + 2.25%)	3.90%	10/31/2024		467	469,637
Ranpak Corp.,
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	8.84%	10/03/2022		132	133,794
Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	4.90%	10/01/2021		410	412,812
Refresco Group, N.V. (Netherlands),
Term Loan B (3 mo. USD LIBOR + 2.75%)	4.59%	01/26/2025		748	749,473
Term Loan B-1(f)	—	12/15/2024	EUR	585	714,369
Term Loan B-3(f)	—	12/15/2024		762	768,789
Reynolds Group Holdings Inc., Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	4.40%	02/05/2023		4,927	4,955,552
SIG Combibloc US Acquisition Inc., Term Loan (1 mo. EURIBOR + 3.25%)	3.25%	03/11/2022	EUR	208	255,679
Tekni-Plex, Inc.,
Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	4.90%	10/17/2024		460	462,202
Term Loan B-2 (3 mo. EURIBOR + 3.50%)	3.50%	10/17/2024	EUR	211	259,200
TricorBraun Inc.,
First Lien Delayed Draw Term Loan (3 mo. USD LIBOR + 3.75%)	5.39%	11/30/2023		156	157,129
Term Loan (3 mo. USD LIBOR + 3.75%)	5.44%	11/30/2023		1,548	1,559,475
					29,031,127

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Cosmetics & Toiletries–1.09%
Alphabet Holding Co., Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.15%	09/26/2024		$1,539	$1,487,286
Coty Inc., Incremental Term Loan B (1 mo. USD LIBOR + 2.50%)	4.08%	10/27/2022		1,278	1,286,362
Galleria Co., Term Loan B (1 mo. USD LIBOR + 3.00%)	4.63%	09/29/2023		2,877	2,898,570
Parfums Holding Co., Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.75%)	6.44%	06/30/2024		1,902	1,928,758
Prestige Brands, Inc., Term Loan B-4 (1 mo. USD LIBOR + 2.50%)	4.40%	01/26/2024		2,012	2,026,929
					9,627,905

Drugs–1.41%
BPA Laboratories,
First Lien Term Loan (3 mo. USD LIBOR + 2.50%)	4.19%	04/29/2020		1,916	1,868,190
Second Lien Term Loan (3 mo. USD LIBOR + 2.50%)	4.19%	04/29/2020		1,666	1,541,089
Catalent Pharma Solutions, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	3.90%	05/20/2024		119	119,196
Endo LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	5.94%	04/27/2024		4,195	4,193,451
Valeant Pharmaceuticals International, Inc. (Canada), Term Loan B F-4 (1 mo. USD LIBOR + 3.50%)	5.08%	04/01/2022		4,690	4,750,761
					12,472,687

Ecological Services & Equipment–1.30%
Advanced Disposal Services Inc., Term Loan (1 wk. USD LIBOR + 2.25%)	3.72%	11/10/2023		3,682	3,700,588
Casella Waste Systems, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	4.09%	10/17/2023		565	567,910
Charah, LLC,
Term Loan (1 mo. USD LIBOR + 6.25%)	7.90%	10/25/2024		21	20,955
Term Loan (2 mo. USD LIBOR + 6.25%)	8.04%	10/25/2024		265	268,225
Term Loan (3 mo. USD LIBOR + 6.25%)	8.23%	10/25/2024		819	828,424
Gopher Resource, LLC, Term Loan(f)	—	02/09/2025		216	218,551
WCA Waste Systems Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.40%	08/11/2023		1,964	1,969,249
Wrangler Buyer Corp., Term Loan (1 mo. USD LIBOR + 3.00%)	4.65%	09/28/2024		3,847	3,872,562
					11,446,464

Electronics & Electrical–16.73%
4L Technologies Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	6.15%	05/08/2020		3,145	2,500,253
Almonde, Inc., (United Kingdom)
First Lien Term Loan (3 mo. EURIBOR + 3.25%)	4.25%	06/13/2024	EUR	960	1,180,498
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.48%	06/13/2024		4,642	4,645,850
Applied Systems, Inc.,
First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	4.94%	09/19/2024		1,828	1,841,502
Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	8.69%	09/19/2025		77	79,431
Barracuda Networks, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.06%	02/12/2025		673	678,117
Blackboard Inc., Term Loan B-4 (3 mo. USD LIBOR + 5.00%)	6.73%	06/30/2021		3,636	3,538,110
BMC Software Finance, Inc., Term Loan B-2 (3 mo. EURIBOR + 3.75%)	3.75%	09/10/2022	EUR	151	184,935
Canyon Valor Companies, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	4.94%	06/16/2023		5,912	5,957,786
Cavium, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.25%)(e)	3.90%	08/16/2022		1,119	1,122,989
Compuware Corp., Term Loan B-3 (2 mo. USD LIBOR + 3.50%)	5.15%	12/15/2021		1,044	1,059,513
CPI International, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.15%	07/26/2024		840	845,123
Dell International LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	3.65%	09/07/2023		2,573	2,575,156
Diebold Nixdorf, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.38%	11/06/2023		2,118	2,123,111
DigiCert Holdings, Inc.,
First Lien Term Loan (3 mo. USD LIBOR + 4.75%)	6.52%	10/31/2024		2,397	2,428,659
Second Lien Term Loan (3 mo. USD LIBOR + 8.00%)	9.77%	10/31/2025		391	396,231
Epicor Software Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	4.90%	06/01/2022		225	226,401
Go Daddy Operating Co., LLC, Term Loan (1 mo. USD LIBOR + 2.25%)	3.90%	02/15/2024		4,499	4,512,901

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Electronics & Electrical–(continued)
Hyland Software, Inc.,
First Lien Term Loan 3 (1 mo. USD LIBOR + 3.25%)	4.90%	07/01/2022		$721	$727,541
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	8.65%	07/07/2025		109	111,661
I-Logic Technologies Bidco Ltd. (United Kingdom),
Term Loan(f)	—	12/20/2024	EUR	2,412	2,964,124
Term Loan(f)	—	12/21/2024		940	946,986
IGT Holding IV AB (Sweden), Term Loan B(f)	—	07/26/2024		1,368	1,371,654
Integrated Device Technology, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%) (Acquired 04/04/2017; Cost $864,463)(e)	4.65%	04/04/2024		866	871,240
Kemet Corp., Term Loan (1 mo. USD LIBOR + 6.00%) (Acquired 04/21/2017; Cost $1,333,081)(e)	7.65%	04/26/2024		1,371	1,396,282
Lattice Semiconductor Corp., Term Loan (1 mo. USD LIBOR + 4.25%)(e)	5.83%	03/10/2021		2,021	2,046,395
Lully Finance LLC,
Second Lien Term Loan B-1 (1 mo. USD LIBOR + 8.50%)(e)	10.12%	10/16/2023		802	796,037
Second Lien Term Loan B-2 (1 mo. EURIBOR + 7.25%) (Acquired 11/30/2016; Cost $299,011)(e)	7.25%	10/16/2023	EUR	282	337,310
MA Finance Co., LLC,
Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	4.15%	11/19/2021		3,705	3,706,546
Term Loan B-3 (1 mo. USD LIBOR + 2.75%)	4.40%	06/21/2024		1,071	1,075,527
MACOM Technology Solutions Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	3.90%	05/17/2024		1,964	1,943,308
McAfee, LLC,
Term Loan (1 mo. USD LIBOR + 4.50%)	6.15%	09/30/2024		1,959	1,972,174
Term Loan (3 mo. EURIBOR + 4.25%)	4.25%	09/30/2024	EUR	716	878,946
Mediaocean LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	5.90%	08/15/2022		2,217	2,233,282
Micro Holding, L.P., Term Loan (3 mo. USD LIBOR + 3.50%)	5.34%	09/13/2024		1,573	1,575,180
Micron Technology, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	3.65%	04/26/2022		60	60,275
Mirion Technologies, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.75%)	6.44%	03/31/2022		1,314	1,312,137
MTS Systems, Term Loan B (1 mo. USD LIBOR + 3.25%)	4.84%	07/05/2023		1,280	1,292,335
NeuStar, Inc.,
Term Loan B-1 (2 mo. USD LIBOR + 3.25%)	4.92%	01/08/2020		410	411,816
Term Loan B-2 (2 mo. USD LIBOR + 3.75%)	5.42%	08/08/2024		2,839	2,848,932
Oberthur Technologies of America Corp.,
Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	01/10/2024	EUR	1,149	1,393,065
Term Loan B-1 (3 mo. USD LIBOR + 3.75%)	5.44%	01/10/2024		1,449	1,442,817
OEConnection LLC,
First Lien Term Loan (3 mo. USD LIBOR + 4.00%)(e)	5.69%	11/22/2024		1,013	1,015,657
Second Lien Term Loan (3 mo. USD LIBOR + 8.00%) (Acquired 11/22/2017; Cost $255,162)(e)	9.69%	11/22/2025		258	257,704
Omnitracs, Inc.,
First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	5.45%	11/25/2020		2,478	2,500,006
Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	9.45%	05/25/2021		160	160,434
ON Semiconductor Corp., Term Loan B-2 (1 mo. USD LIBOR + 2.00%)	3.65%	03/31/2023		3,405	3,426,889
Optiv Inc.,
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	8.88%	01/31/2025		548	510,119
Term Loan (1 mo. USD LIBOR + 3.25%)	4.88%	02/01/2024		2,625	2,508,202
Project Accelerate Parent, LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.25%)(e)	5.94%	01/02/2025		905	916,202
Project Leopard Holdings, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	5.78%	07/07/2023		937	943,061
Quest Software US Holdings Inc., Term Loan (3 mo. USD LIBOR + 5.50%)	7.27%	10/31/2022		5,903	6,015,872
Ramundsen Holdings, LLC,
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	10.19%	01/31/2025		122	123,950
Term Loan (3 mo. USD LIBOR + 4.25%)	5.94%	02/01/2024		302	305,220
Riverbed Technology, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	4.90%	04/24/2022		2,556	2,524,039

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Electronics & Electrical–(continued)
Rocket Software, Inc.,
Second Lien Term Loan (3 mo. USD LIBOR + 9.50%)	11.19%	10/14/2024		$504	$511,753
Term Loan (3 mo. USD LIBOR + 4.25%)	5.94%	10/14/2023		3,278	3,314,564
RP Crown Parent, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.65%	10/12/2023		775	782,489
Sandvine Corp., Term Loan B (3 mo. USD LIBOR + 5.75%)	7.32%	09/21/2022		1,680	1,679,748
Seattle Spinco, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.40%	06/21/2024		7,234	7,263,298
SS&C Technologies, Inc.,
Term B-3 Loan(f)	—	02/28/2025		8,243	8,294,606
Term B-4 Loan(f)	—	02/28/2025		2,941	2,958,957
Sybil Software LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	4.44%	09/30/2023		5,507	5,549,499
TIBCO Software, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	5.15%	12/04/2020		617	620,117
TTM Technologies, Inc.,
Incremental Term Loan(e)(f)	—	09/28/2024		2,566	2,581,853
Term Loan B (1 mo. USD LIBOR + 2.50%)	4.15%	09/28/2024		640	642,375
VeriFone Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	3.65%	01/31/2025		915	919,208
Verint Systems Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	3.58%	06/29/2024		869	872,700
Veritas US Inc.,
Term Loan (3 mo. EURIBOR + 4.50%)	5.50%	01/27/2023	EUR	5,552	6,797,368
Term Loan B (3 mo. USD LIBOR + 4.50%)	6.19%	01/27/2023		4,116	4,100,445
VF Holding Corp., Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	4.90%	06/30/2023		1,590	1,606,721
Viewpoint, Inc., Term Loan (3 mo. USD LIBOR + 4.25%)	5.94%	07/19/2024		655	657,039
Wall Street Systems Delaware, Inc., Term Loan (2 mo. USD LIBOR + 3.00%)	4.65%	11/21/2024		887	890,000
Western Digital Corp., Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	3.60%	04/29/2023		3,632	3,655,182
Xperi Corp., Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	4.15%	12/01/2023		1,819	1,831,004
Zebra Technologies Corp., Term Loan B (3 mo. USD LIBOR + 2.00%)	3.75%	10/27/2021		1,454	1,463,262
					147,811,679

Financial Intermediaries–1.46%
Black Knight InfoServ, LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	3.94%	05/27/2022		325	326,962
GEO Group, Inc., Term Loan (3 mo. USD LIBOR + 2.25%)	3.95%	03/23/2024		960	964,906
iPayment Inc., Term Loan (3 mo. USD LIBOR + 5.00%)	6.62%	04/11/2023		1,373	1,388,832
LPL Holdings, Inc., Incremental Term Loan B (3 mo. USD LIBOR + 2.25%)	3.81%	09/23/2024		2,004	2,011,773
MoneyGram International, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	4.94%	03/27/2020		3,757	3,757,016
RJO Holdings Corp.,
Term Loan (1 mo. USD LIBOR + 12.00%) (Acquired 04/12/2017; Cost $547,633)(e)	13.65%	05/05/2022		552	555,250
Term Loan (1 mo. USD LIBOR + 8.02%) (Acquired 04/12/2017; Cost $1,540,386)(e)	9.67%	05/05/2022		1,554	1,561,640
Stiphout Finance LLC,
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.90%	10/26/2022		1,026	1,031,531
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	8.90%	10/26/2023		22	22,705
TMF Group Holdco B.V. (Netherlands), Term Loan B (1 mo. EURIBOR + 3.50%)	3.50%	10/13/2023	EUR	1,047	1,278,731
					12,899,346

Food & Drug Retailers–1.29%
Adria Group Holding B.V. (Netherlands), Term Loan(h)	0.00%	06/04/2018	EUR	3,716	75,583
Albertsons LLC,
Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	4.40%	08/25/2021		4,597	4,544,034
Term Loan B-5 (3 mo. USD LIBOR + 3.00%)	4.67%	12/21/2022		3,329	3,293,029
Term Loan B-6 (3 mo. USD LIBOR + 3.00%)	4.96%	06/22/2023		1,520	1,499,430
Supervalu Inc.,
Delayed Draw Term Loan B (1 mo. USD LIBOR + 3.50%)	5.15%	06/08/2024		740	735,342
Term Loan (1 mo. USD LIBOR + 3.50%)	5.15%	06/08/2024		1,234	1,225,570
					11,372,988

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Food Products–3.18%
Chefs’ Warehouse Parent, LLC, Term Loan (1 mo. USD LIBOR + 4.00%)	5.65%	06/22/2022		$1,034	$1,044,856
CSM Bakery Supplies LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.70%	07/03/2020		973	965,585
Dole Food Co., Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.36%	04/06/2024		4,529	4,553,254
Hearthside Group Holdings, LLC,
Revolver Loan(d)(e)	0.00%	06/02/2019		1,374	1,370,006
Term Loan (1 mo. USD LIBOR + 3.00%)	4.65%	06/02/2021		2,107	2,117,798
Hostess Brands, LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	3.90%	08/03/2022		10	9,583
Jacobs Douwe Egberts International B.V., Term Loan B-5 (3 mo. USD LIBOR + 2.25%)	4.06%	07/04/2022		3,619	3,641,324
JBS USA Lux S.A., Term Loan (3 mo. USD LIBOR + 2.50%)	4.10%	10/30/2022		9,150	9,117,362
Nomad Foods US LLC (United Kingdom), Term Loan B-4 (1 mo. USD LIBOR + 2.25%)	3.84%	05/15/2024		1,236	1,242,413
Post Holdings, Inc., Incremental Term Loan A (1 mo. USD LIBOR + 2.25%)	3.90%	05/24/2024		2,269	2,275,207
Shearer’s Foods, LLC,
First Lien Term Loan (3 mo. USD LIBOR + 3.94%)	5.63%	06/30/2021		1,553	1,566,010
Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)	8.44%	06/30/2022		214	201,091
					28,104,489

Food Service–3.73%
Aramark Services, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.00%)	3.65%	03/11/2025		1,639	1,651,916
EG Finco Ltd. (Netherlands),
Term Loan B(f)	—	02/06/2025		560	561,292
Term Loan B-1(f)	—	02/06/2025	EUR	796	970,451
Term Loan B-2(f)	—	02/06/2025	EUR	238	290,554
Term Loan B-3(d)	0.00%	02/06/2025	EUR	640	639,792
IRB Holding Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	4.83%	02/05/2025		2,077	2,100,544
New Red Finance, Inc.,
Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	3.90%	02/16/2024		3,576	3,585,660
Term Loan B-3 (3 mo. USD LIBOR + 2.25%)	3.94%	02/16/2024		2,299	2,305,167
NPC International, Inc.,
First Lien Term Loan (2 mo. USD LIBOR + 3.50%)	5.15%	04/19/2024		1,370	1,386,228
Second Lien Term Loan (2 mo. USD LIBOR + 7.50%)	9.15%	04/18/2025		433	440,769
Red Lobster Management, LLC, First Lien Term Loan (1 mo. USD LIBOR + 5.25%)	6.90%	07/28/2021		1,284	1,291,579
Restaurant Holding Co., LLC, First Lien Term Loan (1 mo. USD LIBOR + 7.75%)(e)	9.40%	02/28/2019		961	956,036
Steak ’n Shake Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	5.40%	03/19/2021		1,101	979,506
Tacala Investment Corp.,
First Lien Term Loan(f)	—	01/26/2025		720	725,214
Second Lien Term Loan(f)	—	01/26/2026		422	432,322
TKC Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.03%	02/01/2023		2,068	2,093,366
TMK Hawk Parent, Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	5.15%	09/26/2024		1,413	1,423,862
US Foods, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.15%	06/27/2023		9,330	9,414,766
Weight Watchers International, Inc.,
Term Loan (1 mo. USD LIBOR + 4.75%)	6.33%	11/29/2024		318	322,894
Term Loan (3 mo. USD LIBOR + 4.75%)	6.45%	11/29/2024		1,372	1,391,784
					32,963,702

Health Care–5.47%
Acadia Healthcare Co., Inc.,
Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	4.40%	02/11/2022		842	848,264
Term Loan B-2 (1 mo. USD LIBOR + 2.75%)	4.40%	02/16/2023		1,906	1,920,935
Air Medical Group Holdings, Inc., Term Loan(f)	—	09/30/2024		1,712	1,733,073
Argon Medical Devices Holdings, Inc.,
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)(e)	5.40%	01/23/2025		422	424,231
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	9.65%	01/23/2026		100	101,578
ATI Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)(e)	5.20%	05/10/2023		739	746,870

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Health Care–(continued)
Community Health Systems, Inc.,
Incremental Term Loan G (3 mo. USD LIBOR + 2.75%)	4.73%	12/31/2019		$1,321	$1,311,239
Revolver Loan(d)(e)	0.00%	01/27/2019		1,023	1,000,110
Convatec Inc., Term Loan B (3 mo. USD LIBOR + 2.25%)	3.94%	10/31/2023		324	326,304
Diplomat Pharmacy, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.10%	12/20/2024		1,041	1,052,390
DJO Finance LLC,
Term Loan (1 mo. USD LIBOR + 3.25%)	4.90%	06/07/2020		2,303	2,284,990
Term Loan (3 mo. USD LIBOR + 3.25%)	4.94%	06/07/2020		2,345	2,326,691
Envision Healthcare Corp., Term Loan (1 mo. USD LIBOR + 3.00%)	4.65%	12/01/2023		2,828	2,840,933
Explorer Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	5.52%	05/02/2023		2,391	2,413,832
Global Healthcare Exchange, LLC, Term Loan (3 mo. USD LIBOR + 3.00%)	4.69%	06/30/2024		1,097	1,102,503
Greatbatch Ltd., Term Loan B (1 mo. USD LIBOR + 3.25%)	4.83%	10/27/2022		1,635	1,651,523
HC Group Holdings III, Inc., First Lien Term Loan (1 mo. USD LIBOR + 5.00%)(e)	6.65%	04/07/2022		1,857	1,891,462
INC Research Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	3.90%	08/01/2024		213	213,500
IWH UK Midco Ltd. (United Kingdom), Term Loan B (2 mo. EURIBOR + 4.00%)	4.00%	10/20/2024	EUR	542	664,983
Kinetic Concepts, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	4.94%	02/03/2024		3,672	3,688,497
MPH Acquisition Holdings LLC, Term Loan (3 mo. USD LIBOR + 3.00%)	4.69%	06/07/2023		5,960	5,995,651
Nidda Healthcare Holding AG (Germany), Term Loan B-1(d)	0.00%	08/21/2024	GBP	318	317,964
Ortho-Clinical Diagnostics, Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	5.44%	06/30/2021		2,530	2,552,076
PAREXEL International Corp., Term Loan (1 mo. USD LIBOR + 2.75%)	4.40%	09/27/2024		4,069	4,072,577
Pearl Intermediate Parent LLC,
First Lien Delayed Draw Term Loan(d)	0.00%	02/01/2025		103	102,380
First Lien Term Loan(f)	—	02/01/2025		350	348,092
Quintiles IMS Inc., Term Loan B-2 (3 mo. USD LIBOR + 2.00%)	3.69%	01/17/2025		843	849,544
Surgery Center Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	4.90%	08/31/2024		958	959,248
Team Health Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.40%	02/06/2024		2,591	2,529,566
Unilabs Diagnostics AB (Sweden), Revolver Loan(d)(e)	0.00%	03/12/2021	EUR	1,136	1,136,467
WP CityMD Bidco LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	5.69%	06/07/2024		873	877,210
					48,284,683

Home Furnishings–1.09%
Comfort Holding, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	6.33%	02/05/2024		1,409	1,378,097
Global Appliance Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	5.65%	09/29/2024		1,689	1,712,521
Hayward Industries, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.15%	08/05/2024		752	756,481
Hilding Anders AB (Sweden), Term Loan B(f)	—	11/30/2024	EUR	509	626,221
Lifetime Brands, Inc., Term Loan B(e)(f)	—	03/31/2025		542	545,496
Serta Simmons Bedding, LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.22%	11/08/2023		3,134	3,037,816
TGP Holdings III, LLC,
First Lien Delayed Draw Term Loan(d)	0.00%	09/25/2024		173	173,045
First Lien Term Loan (3 mo. USD LIBOR + 5.00%)	6.69%	09/25/2024		1,088	1,100,404
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%) (Acquired 09/21/2017; Cost $309,147)	10.19%	09/25/2025		314	318,396
					9,648,477

Industrial Equipment–3.62%
Accudyne Industries LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	4.90%	08/18/2024		1,924	1,938,366
CIRCOR International, Inc., Term Loan (1 mo. USD LIBOR + 3.50%)	5.08%	12/11/2024		2,150	2,162,879
Clark Equipment Co., Term Loan B (3 mo. USD LIBOR + 2.50%)	4.19%	05/18/2024		4,602	4,620,710
Columbus Mckinnon Corp., Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	4.12%	01/31/2024		698	702,164
Crosby US Acquisition Corp., First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	4.90%	11/23/2020		1,913	1,884,115
DXP Enterprises, Inc., Term Loan (1 mo. USD LIBOR + 5.50%) (Acquired 08/16/2017; Cost $667,747)(e)	7.15%	08/29/2023		674	682,492

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Industrial Equipment–(continued)
Engineered Machinery Holdings, Inc.,
First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	4.94%	07/19/2024		$587	$590,496
Second Lien Delayed Draw Term Loan(d)	0.00%	07/18/2025		18	17,501
Second Lien Delayed Draw Term Loan (3 mo. USD LIBOR + 7.25%)	8.67%	07/18/2025		91	91,879
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	8.94%	07/18/2025		909	918,796
Filtration Group Corp., First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	4.98%	11/23/2020		2,714	2,745,124
Gardner Denver, Inc., Term Loan B-1 (3 mo. USD LIBOR + 2.75%)	4.44%	07/30/2024		2,185	2,195,218
Generac Power Systems, Inc., Term Loan (3 mo. USD LIBOR + 2.00%)	3.69%	05/31/2023		434	435,675
LSFX Flavum Bidco (Spain), Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	10/03/2024	EUR	677	818,193
Milacron LLC, Term Loan B (1 mo. USD LIBOR + 2.50%)	4.40%	09/25/2023		2,607	2,618,143
MX Holdings US, Inc., Term Loan B-1-B (1 mo. USD LIBOR + 2.50%)	4.15%	08/14/2023		1,069	1,074,334
New VAC US LLC, Term Loan B(f)	—	02/26/2025		589	589,417
North American Lifting Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	6.19%	11/27/2020		1,594	1,507,748
Pro Mach Group, Inc., Term Loan B(f)	—	03/07/2025		1,700	1,708,784
Rexnord LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	3.85%	08/21/2024		1,350	1,360,124
Robertshaw US Holding Corp.,
First Lien Term Loan(f)	—	02/28/2025		1,215	1,227,074
Second Lien Term Loan(f)	—	02/28/2026		535	533,256
Tank Holding Corp., Term Loan (3 mo. USD LIBOR + 4.25%)	5.93%	03/16/2022		844	845,807
Terex Corp., Term Loan (1 mo. USD LIBOR + 2.00%)	3.65%	01/31/2024		642	645,201
Vantiv, LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	3.59%	10/14/2023		26	25,816
					31,939,312

Insurance–2.00%
Alliant Holdings I, L.P., Term Loan (3 mo. USD LIBOR + 3.25%)	4.90%	08/12/2022		3,958	3,981,223
AmWINS Group, LLC,
First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.38%	01/25/2024		3,682	3,707,812
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	8.40%	01/25/2025		295	298,543
Hub International Ltd., Term Loan (3 mo. USD LIBOR + 3.00%)	4.84%	10/02/2020		1,796	1,806,141
Sedgwick Claims Management Services, Inc., First Lien Term Loan(f)	—	03/01/2021		2,071	2,073,578
USI Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	4.69%	05/16/2024		5,775	5,776,802
					17,644,099

Leisure Goods, Activities & Movies–5.13%
Alpha Topco Ltd. (United Kingdom), Term Loan B (1 mo. USD LIBOR + 2.50%)	4.15%	02/01/2024		10,113	10,105,449
AMC Entertainment Inc.,
Incremental Term Loan (1 mo. USD LIBOR + 2.25%)	3.84%	12/15/2023		1,533	1,538,777
Term Loan (1 mo. USD LIBOR + 2.25%)	3.84%	12/15/2022		1,045	1,049,047
Ancestry.com Operations Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.90%	10/19/2023		1,085	1,092,660
Bright Horizons Family Solutions, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	3.65%	11/07/2023		674	679,865
Crown Finance US, Inc., Term Loan B(f)	—	02/07/2025		7,456	7,456,575
CWGS Group, LLC, Term Loan (3 mo. USD LIBOR + 3.00%)	4.58%	11/23/2023		3,191	3,225,016
Cyan Blue Holdco 3 Ltd. (Jersey), Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	4.94%	08/23/2024		1,390	1,395,822
Dorna Sports, S.L. (Spain), Term Loan B-2 (3 mo. USD LIBOR + 3.50%)	5.09%	04/12/2024		1,078	1,074,508
Equinox Holdings, Inc.,
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	8.65%	09/06/2024		165	170,803
Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	4.65%	03/08/2024		2,068	2,087,554
Fitness International, LLC,
Term Loan A (3 mo. USD LIBOR + 3.25%)	4.94%	04/01/2020		476	477,600
Term Loan B (3 mo. USD LIBOR + 3.50%)	5.19%	07/01/2020		1,831	1,853,673
Lakeland Tours, LLC,
Delayed Draw Term Loan(d)	0.00%	12/16/2024		73	72,689
Term Loan (3 mo. USD LIBOR + 4.00%)	5.59%	12/16/2024		871	882,657

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Leisure Goods, Activities & Movies–(continued)
MTL Publishing LLC, Term Loan B-6 (3 mo. USD LIBOR + 2.25%)	3.98%	08/20/2023		$1,963	$1,971,833
Orbiter International S.a.r.l. (Luxembourg), Term Loan B-2 (3 mo. CHF LIBOR + 4.25%)	4.25%	07/11/2024	CHF	476	507,164
Sabre GLBL Inc., Incremental Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	3.90%	02/22/2024		433	434,756
Shutterfly Inc.,
Incremental Term Loan(f)	—	08/17/2024		1,493	1,503,319
Term Loan B (1 mo. USD LIBOR + 2.50%)	4.10%	08/17/2024		604	605,154
UFC Holdings, LLC,
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.90%	08/18/2023		6,289	6,329,793
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.15%	08/18/2024		805	823,443
					45,338,157

Lodging & Casinos–6.00%
B&B Hotels S.A.S. (France), Term Loan B (3 mo. EURIBOR + 3.25%)	3.25%	03/14/2023	EUR	1,038	1,273,279
Belmond Interfin Ltd. (Bermuda), Term Loan (1 mo. USD LIBOR + 2.75%)	4.40%	07/03/2024		1,801	1,810,118
Boyd Gaming Corp., Term Loan B (1 wk. USD LIBOR + 2.50%)	3.97%	09/15/2023		1,683	1,693,742
Caesars Entertainment Operating Co., LLC, Term Loan B (1 mo. USD LIBOR + 2.50%)	4.15%	04/04/2024		299	301,381
Caesars Resort Collection, LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	4.40%	12/23/2024		10,494	10,577,063
CityCenter Holdings, LLC, Term Loan B (1 mo. USD LIBOR + 2.50%)	4.15%	04/18/2024		947	952,098
Four Seasons Hotels Ltd. (Canada), Term Loan (1 mo. USD LIBOR + 2.50%)	4.15%	11/30/2023		1,466	1,478,058
Golden Nugget, Inc.,
First Lien Incremental Term Loan (1 mo. USD LIBOR + 3.25%)	4.90%	10/04/2023		11	10,753
First Lien Incremental Term Loan (2 mo. USD LIBOR + 3.25%)	5.04%	10/04/2023		2,378	2,399,350
First Lien Incremental Term Loan (3 mo. USD LIBOR + 3.25%)	4.90%	10/04/2023		1,818	1,834,138
La Quinta Intermediate Holdings LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	4.47%	04/14/2021		5,397	5,428,683
Las Vegas Sands, LLC/Venetian Casino Resort, LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	3.65%	03/29/2024		166	166,990
RHP Hotel Properties, L.P., Term Loan B (3 mo. USD LIBOR + 2.25%)	4.07%	05/11/2024		266	268,600
Scientific Games International, Inc.,
Multicurrency Revolver Loan (Acquired 04/29/2016; Cost $2,797,349)(d)(e)	0.00%	10/18/2018		2,716	2,696,114
Multicurrency Revolver Loan (1 mo. USD LIBOR + 3.00%) (Acquired 10/04/2017; Cost $893,032)(e)	1.71%	10/18/2018		1,119	1,110,908
Revolver Loan (Acquired 10/04/2017; Cost $1,326,522)(d)(e)	0.00%	10/18/2018		1,336	1,326,332
Term Loan B-5 (2 mo. USD LIBOR + 2.75%)	4.45%	08/14/2024		9,289	9,342,250
Station Casinos LLC, Term Loan B (1 mo. USD LIBOR + 2.50%)	4.15%	06/08/2023		3,464	3,475,226
Twin River Management Group, Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	5.19%	07/10/2020		2,408	2,438,450
VICI Properties 1 LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	3.60%	12/20/2024		4,400	4,427,248
					53,010,781

Nonferrous Metals & Minerals–0.29%
American Rock Salt Co. LLC,
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	5.40%	05/20/2021		247	248,008
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	5.40%	05/20/2021		994	996,741
Dynacast International LLC,
First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	4.94%	01/28/2022		1,249	1,261,695
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%) (Acquired 01/30/2015; Cost $14,636)(e)	10.19%	01/30/2023		15	14,893
					2,521,337

Oil & Gas–7.16%
Ascent Resources — Marcellus, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	7.75%	08/04/2020		2,665	1,561,814
BCP Raptor, LLC, Term Loan (2 mo. USD LIBOR + 4.25%)	6.04%	06/24/2024		1,850	1,866,826
BCP Renaissance Parent LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	5.77%	10/31/2024		3,247	3,279,154
Bronco Midstream Funding, LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	5.87%	08/17/2020		2,011	2,036,903

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Oil & Gas–(continued)
California Resources Corp.,
Term Loan (1 mo. USD LIBOR + 10.38%)	11.97%	12/31/2021	$1,297	$1,472,088
Term Loan (1 mo. USD LIBOR + 4.75%)	6.34%	12/31/2022	2,895	2,941,983
Citgo Petroleum Corp., Term Loan B (3 mo. USD LIBOR + 3.50%)	5.19%	07/29/2021	1,716	1,712,558
Crestwood Holdings LLC,
Term Loan(f)	—	03/05/2023	2,740	2,685,078
Term Loan B-1 (1 mo. USD LIBOR + 8.00%)	9.59%	06/19/2019	2,321	2,326,312
Fieldwood Energy LLC,
Second Lien Term Loan(h)(i)	0.00%	09/30/2020	1,884	386,122
Term Loan (3 mo. USD LIBOR + 2.88%)(i)	4.57%	10/01/2018	185	184,553
Term Loan (3 mo. USD LIBOR + 7.00%)(i)	8.69%	08/31/2020	4,093	4,083,497
Floatel International Ltd., Term Loan (3 mo. USD LIBOR + 5.00%)	6.69%	06/27/2020	3,841	3,197,944
Glass Mountain Pipeline Holdings, LLC, Term Loan (3 mo. USD LIBOR + 4.50%)	6.16%	12/23/2024	1,370	1,375,742
Gulf Finance, LLC, Term Loan B (3 mo. USD LIBOR + 5.25%)	6.95%	08/25/2023	4,275	3,926,571
HGIM Corp., Term Loan B (Prime Rate + 3.50%)	8.00%	06/18/2020	4,796	2,014,256
Lucid Energy Group II Borrower, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.59%	02/17/2025	1,283	1,286,675
Medallion Midland Acquisition, LLC, Term Loan (1 mo. USD LIBOR + 3.25%)(e)	4.90%	10/30/2024	1,052	1,056,357
Navitas Midstream Midland Basin, LLC, Term Loan (1 mo. USD LIBOR + 4.50%)(e)	6.09%	12/13/2024	1,585	1,586,665
Ocean Rig 1 Inc., Term Loan	8.00%	09/20/2024	741	771,211
Osum Production Corp. (Canada), Term Loan (3 mo. USD LIBOR + 5.50%)	7.19%	07/31/2020	2,186	1,858,160
Pacific Drilling S.A. (Luxembourg), Term Loan(h)(i)	0.00%	06/03/2018	298	120,772
Paragon Offshore Finance Co. (Cayman Islands),
PIK Term Loan, 6.73% PIK Rate, 1.00% Cash Rate(g)(i)	6.73%	07/18/2022	81	69,387
Term Loan (Acquired 07/11/2014; Cost $10,351)(e)(h)(i)	0.00%	07/16/2021	10	0
Petroleum GEO-Services ASA, Term Loan (3 mo. USD LIBOR + 2.50%)	4.19%	03/19/2021	4,754	4,412,759
Seadrill Operating L.P., Term Loan (3 mo. USD LIBOR + 6.00%)	4.69%	02/21/2021	10,885	9,464,348
Southcross Energy Partners, L.P., Term Loan (3 mo. USD LIBOR + 4.25%)	5.94%	08/04/2021	922	913,479
Traverse Midstream Partners LLC, Term Loan (6 mo. USD LIBOR + 4.00%)	5.85%	09/27/2024	2,005	2,022,858
Veresen Midstream US LLC, Term Loan B-3 (3 mo. USD LIBOR + 3.00%)	4.69%	03/31/2022	1,439	1,449,423
Weatherford International Ltd. (Bermuda), Term Loan (1 mo. USD LIBOR + 2.30%)	3.95%	07/13/2020	3,233	3,208,642
				63,272,137

Publishing–1.81%
Ascend Learning, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.65%	07/12/2024	2,887	2,902,335
Merrill Communications LLC, Term Loan (3 mo. USD LIBOR + 5.25%)	7.02%	06/01/2022	38	37,766
Nielsen Finance LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.00%)	3.58%	10/04/2023	2,682	2,692,888
ProQuest LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.40%	10/24/2021	1,634	1,658,679
Southern Graphics, Inc., Term Loan (1 mo. USD LIBOR + 3.50%)	5.15%	12/31/2022	1,619	1,637,183
Tribune Media Co., Term Loan C (1 mo. USD LIBOR + 3.00%)	4.65%	01/27/2024	7,082	7,098,362
				16,027,213

Radio & Television–3.82%
E.W. Scripps Co., Term Loan (1 mo. USD LIBOR + 2.25%)	3.90%	10/02/2024	579	581,650
Gray Television, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	3.83%	02/07/2024	338	340,646
iHeartCommunications, Inc.,
Term Loan D (3 mo. USD LIBOR + 6.75%)	8.44%	01/30/2019	10,772	8,601,366
Term Loan E (3 mo. USD LIBOR + 7.50%)	9.19%	07/30/2019	12,848	10,261,712
Mission Broadcasting, Inc., Term Loan B-2(f)	—	01/17/2024	86	85,978
Nexstar Broadcasting, Inc., Term Loan B-2(f)	—	01/17/2024	672	675,299
Raycom TV Broadcasting, LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	3.87%	08/23/2024	1,672	1,677,237
Sinclair Television Group, Inc.,
Incremental Term Loan B-1(f)	—	12/12/2024	10,948	10,984,753
Term Loan B (1 mo. USD LIBOR + 2.25%)	3.90%	01/03/2024	523	524,017
				33,732,658

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Retailers (except Food & Drug)–3.41%
Bass Pro Group, LLC, Term Loan (1 mo. USD LIBOR + 5.00%)	6.65%	09/25/2024		$3,747	$3,742,558
BJ’s Wholesale Club, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	5.08%	02/03/2024		714	714,007
CVS Holdings I, LP,
First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	4.79%	02/06/2025		752	750,953
Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)	8.54%	02/06/2026		246	246,780
David’s Bridal, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	5.70%	10/11/2019		806	690,001
Fullbeauty Brands Holdings Corp., Term Loan (1 mo. USD LIBOR + 4.75%)	6.40%	10/14/2022		3,496	2,050,253
J. Crew Group, Inc.,
Term Loan (1 mo. USD LIBOR + 3.22%)	4.84%	03/05/2021		204	143,079
Term Loan (3 mo. USD LIBOR + 3.22%)	4.91%	03/05/2021		310	216,600
Lands’ End, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	4.82%	04/02/2021		2,719	2,518,644
Moran Foods LLC, Term Loan (1 mo. USD LIBOR + 6.00%)	7.65%	12/05/2023		1,686	1,504,534
National Vision, Inc.,
First Lien Revolver Loan(d)(e)	0.00%	03/13/2019		1,533	1,410,344
First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.40%	11/20/2024		1,835	1,846,279
Payless Inc.,
Term Loan A-1 (3 mo. USD LIBOR + 8.00%)	9.54%	02/10/2022		774	768,635
Term Loan A-2 (3 mo. USD LIBOR + 9.00%)	10.54%	08/10/2022		1,452	1,348,375
Petco Animal Supplies, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	4.77%	01/26/2023		4,924	3,446,870
Savers Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	5.49%	07/09/2019		4,357	4,184,498
Staples, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	5.79%	09/12/2024		2,712	2,698,351
Toys ’R’ Us-Delaware, Inc.,
Term Loan B-2 (Prime Rate + 2.75%)(i)	7.25%	05/25/2018		115	37,108
Term Loan B-3 (Prime Rate + 2.75%)(i)	7.25%	05/25/2018		35	11,287
Vivarte (France), PIK Term Loan, 7.00% PIK Rate, 4.00% Cash Rate(g)	7.00%	10/29/2019	EUR	1,593	1,797,196
					30,126,352

Steel–0.33%
Atkore International, Inc., First Lien Incremental Term Loan (3 mo. USD LIBOR + 2.75%)	4.45%	12/22/2023		1,960	1,974,700
Phoenix Services International, LLC, Term Loan B(f)	—	01/30/2025		901	911,795
					2,886,495

Surface Transport–1.75%
Agro Merchants North American Holdings, Inc, First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	5.40%	12/06/2024		688	695,581
Commercial Barge Line Co., First Lien Term Loan(f)	—	11/12/2020		452	269,221
Kenan Advantage Group, Inc.,
Term Loan (1 mo. USD LIBOR + 3.00%)	4.65%	07/29/2022		2,888	2,902,586
Term Loan (1 mo. USD LIBOR + 3.00%)	4.65%	07/29/2022		710	713,559
Odyssey Logistics & Technology Corp., Term Loan (1 mo. USD LIBOR + 4.25%) (Acquired 10/06/2017; Cost $848,838)	5.90%	10/12/2024		853	864,650
PODS LLC, Term Loan B-3 (1 mo. USD LIBOR + 3.00%)	4.58%	12/06/2024		3,516	3,544,787
U.S. Shipping Corp., Term Loan B-2 (1 mo. USD LIBOR + 4.25%)	5.90%	06/26/2021		1,715	1,550,106
XPO Logistics, Inc., Term Loan B (3 mo. USD LIBOR + 2.00%)	3.92%	02/23/2025		3,826	3,839,924
Zeus Bidco Ltd. (United Kingdom), Term Loan (3 mo. USD LIBOR + 7.25%) (Acquired 03/24/2017; Cost $958,679)(e)	7.77%	03/29/2024	GBP	778	1,060,509
					15,440,923

Telecommunications–9.71%
CenturyLink, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.40%	01/31/2025		9,369	9,222,840
Colorado Buyer Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	4.78%	05/01/2024		1,639	1,649,970
Communications Sales & Leasing, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	4.65%	10/24/2022		5,502	5,302,660
Consolidated Communications, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.65%	10/05/2023		7,325	7,221,891

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Telecommunications–(continued)
Frontier Communications Corp.,
Term Loan (1 mo. USD LIBOR + 2.75%)	4.40%	03/31/2021	$2,874	$2,852,338
Term Loan A(e)(f)	—	10/12/2021	404	398,008
Term Loan B-1 (1 mo. USD LIBOR + 3.75%)	5.40%	06/15/2024	387	382,597
GTT Communications, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	4.94%	01/09/2024	3,521	3,550,657
Hargray Communications Group, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.65%	05/16/2024	494	496,238
Intelsat Jackson Holdings S.A.,
Term Loan B-3 (3 mo. USD LIBOR + 3.75%)	5.71%	11/30/2023	93	92,674
Term Loan B-5	6.63%	01/02/2024	2,682	2,698,675
Level 3 Financing, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	3.85%	02/22/2024	9,744	9,772,599
MTN Infrastructure TopCo, Inc.,
Delayed Draw Term Loan(f)	—	11/17/2024	892	898,240
Term Loan (1 mo. USD LIBOR + 3.25%)	4.90%	11/17/2024	1,317	1,329,743
Radiate Holdco, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.65%	02/01/2024	3,166	3,164,494
SBA Senior Finance II LLC, Incremental Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	3.90%	06/10/2022	2,144	2,155,592
Sprint Communications Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.19%	02/02/2024	7,840	7,856,309
Syniverse Holdings, Inc., Term Loan C(f)	—	02/09/2023	4,030	4,069,505
Telesat LLC, Term Loan B-4 (3 mo. USD LIBOR + 3.00%)	4.70%	11/17/2023	8,070	8,130,644
U.S. Telepacific Corp., Term Loan (3 mo. USD LIBOR + 5.00%)	6.69%	05/02/2023	3,384	3,286,001
Windstream Services, LLC,
Term Loan B-6 (1 mo. USD LIBOR + 4.00%)	5.59%	03/29/2021	6,106	5,800,620
Term Loan B-7 (1 mo. USD LIBOR + 3.25%)	4.84%	02/17/2024	1,204	1,073,328
Zayo Group, LLC,
Incremental Term Loan B-1 (1 mo. USD LIBOR + 2.00%)	3.65%	01/19/2021	839	843,295
Term Loan B-2(f)	—	01/19/2024	3,463	3,482,913
				85,731,831

Utilities–10.95%
AES Corp., (The), Term Loan (3 mo. USD LIBOR + 2.00%)	3.94%	05/24/2022	2,582	2,588,332
APLP Holdings L.P. (Canada), Term Loan (1 mo. USD LIBOR + 3.50%)	5.15%	04/13/2023	2,316	2,344,684
Aria Energy Operating LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.15%	05/27/2022	692	699,353
Calpine Construction Finance Co., L.P., Term Loan (1 mo. USD LIBOR + 2.50%)	4.15%	01/15/2025	3,627	3,639,520
Calpine Corp.,
Term Loan (3 mo. USD LIBOR + 2.50%)	4.20%	01/15/2023	7,346	7,388,535
Term Loan (3 mo. USD LIBOR + 2.50%)	4.20%	05/31/2023	3,470	3,486,836
Term Loan (3 mo. USD LIBOR + 2.50%)	4.20%	01/15/2024	2,570	2,579,571
Compass Power Generation, Term Loan (3 mo. USD LIBOR + 3.75%)	5.39%	12/20/2024	2,023	2,044,629
Dynegy Inc., Term Loan C-2 (1 mo. USD LIBOR + 2.75%)	4.35%	02/07/2024	5,722	5,764,366
Eastern Power, LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.40%	10/02/2023	5,525	5,602,751
Energy Future Intermediate Holding Co. LLC, DIP Term Loan (1 wk. USD LIBOR + 3.00%)	4.47%	06/30/2018	7,999	8,008,327
ExGen Renewables IV, LLC, Term Loan (3 mo. USD LIBOR + 3.00%)	4.99%	11/28/2024	1,340	1,355,772
Granite Acquisition Inc.,
First Lien Term Loan B (3 mo. USD LIBOR + 3.50%)	5.19%	12/17/2021	4,205	4,264,474
First Lien Term Loan C (3 mo. USD LIBOR + 3.50%)	5.19%	12/17/2021	504	511,126
Second Lien Term Loan B (3 mo. USD LIBOR + 7.25%)	8.94%	12/19/2022	539	546,889
Lightstone Holdco LLC,
Term Loan B (1 mo. USD LIBOR + 3.75%)	5.40%	01/30/2024	4,370	4,403,383
Term Loan C (1 mo. USD LIBOR + 3.75%)	5.40%	01/30/2024	277	279,602
Nautilus Power, LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	5.90%	05/16/2024	2,730	2,773,034
NRG Energy Inc.,
Revolver Loan A(d)(e)	0.00%	07/01/2018	21,330	21,273,319
Term Loan (3 mo. USD LIBOR + 2.25%)	3.94%	06/30/2023	2,920	2,935,732

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Utilities–(continued)
Pike Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	5.15%	09/20/2024		$787	$795,622
PowerTeam Services, LLC, 2018 1st Lien Term Loan(f)	—	03/05/2025		1,246	1,243,242
Southeast PowerGen LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	5.15%	12/02/2021		596	578,563
TerraForm Power Operating, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	4.33%	11/08/2022		375	378,853
USIC Holding, Inc., Term Loan B (3 mo. USD LIBOR + 3.50%)	5.00%	12/08/2023		2,134	2,151,808
Vistra Operations Co. LLC,
Incremental Term Loan (1 mo. USD LIBOR + 2.25%)	3.85%	12/14/2023		330	332,127
Term Loan (1 mo. USD LIBOR + 2.50%)	4.15%	08/04/2023		7,357	7,406,501
Term Loan C (1 mo. USD LIBOR + 2.50%)	4.15%	08/04/2023		1,304	1,312,511
					96,689,462
Total Variable Rate Senior Loan Interests					1,200,841,587

Bonds & Notes–7.36%
Air Transport–0.32%
Mesa Airlines, Inc., Class B(j)	5.75%	07/15/2025		2,864	2,843,452

Automotive–0.32%
Federal-Mogul Holdings Corp.(j)	5.00%	07/15/2024	EUR	269	318,788
Federal-Mogul Holdings Corp. (3 mo. EURIBOR + 4.88%)(j)(k)	4.88%	04/15/2024	EUR	1,000	1,230,065
Schaeffler AG (Germany)(j)	4.13%	09/15/2021		331	331,000
Schaeffler AG (Germany)(j)	4.75%	09/15/2026		1,015	982,012
					2,861,865

Building & Development–0.01%
Haya Finance 2017 S.A. (Spain) (3 mo. EURIBOR + 5.13%)(j)(k)	5.13%	11/15/2022	EUR	100	121,390

Business Equipment & Services–0.60%
Dream Secured Bondco AB (Sweden)(j)	5.75%	12/01/2023	EUR	1,313	1,605,937
ICBPI (United Kingdom) (6 mo. EURIBOR + 8.00%)(j)(k)	8.00%	05/30/2021	EUR	1,500	1,852,326
TeamSystems S.p.A. (Italy) (3 mo. EURIBOR + 6.25%)(j)(k)	5.00%	03/01/2022	EUR	1,500	1,818,945
					5,277,208

Cable & Satellite Television–1.82%
Altice Financing S.A. (Luxembourg)(j)	4.75%	01/15/2028	EUR	754	832,454
Altice Financing S.A. (Luxembourg)(j)	6.63%	02/15/2023		490	490,613
Altice Financing S.A. (Luxembourg)(j)	7.50%	05/15/2026		4,930	4,979,300
Altice US Finance I Corp.(j)	5.50%	05/15/2026		6,796	6,745,030
Numericable-SFR S.A. (France)(j)	6.00%	05/15/2022		311	303,225
Numericable-SFR S.A. (France)(j)	7.38%	05/01/2026		1,213	1,175,458
Telenet Financing USD LLC(j)	3.50%	03/01/2028	EUR	400	480,143
UPC Financing Partnership(j)	3.63%	06/15/2029	EUR	310	370,579
Virgin Media Bristol LLC (United Kingdom)(j)	5.50%	08/15/2026		656	651,014
					16,027,816

Chemicals & Plastics–0.58%
Avantor Inc.(j)	4.75%	10/01/2024	EUR	831	1,010,383
Avantor Inc.(j)	6.00%	10/01/2024		1,263	1,266,158
Hexion Specialty Chemicals, Inc.	6.63%	04/15/2020		2,821	2,637,448
Perstorp Holding AB (Sweden)(j)	10.00%	12/15/2022	EUR	125	158,254
					5,072,243

Containers & Glass Products–0.37%
Ardagh Glass Finance PLC(j)	4.25%	09/15/2022		657	656,179
Ardagh Glass Finance PLC(j)	4.63%	05/15/2023		1,021	1,023,552

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Containers & Glass Products–(continued)
Reynolds Group Holdings Inc.	5.75%	10/15/2020		$437	$443,624
Reynolds Group Holdings Inc. (3 mo. USD LIBOR + 3.50%)(j)(k)	5.22%	07/15/2021		1,157	1,172,909
					3,296,264

Electronics & Electrical–0.37%
Blackboard Inc.(j)	9.75%	10/15/2021		2,582	2,349,620
Dell International LLC(j)	5.45%	06/15/2023		858	906,771
					3,256,391

Financial Intermediaries–0.47%
AnaCap Financial Europe S.A. (United Kingdom) (3 mo. GBP LIBOR + 4.50%)(j)(k)	5.00%	07/30/2024	EUR	200	231,046
Garfunkelux Holdco 3 S.A. (Luxembourg)(j)	11.00%	11/01/2023	GBP	876	1,260,160
Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 3.50%)(j)(k)	3.50%	09/01/2023	EUR	619	705,123
Nassa Midco AS (Sweden)(j)	2.88%	04/06/2024	EUR	1,073	1,325,386
Nemean Bondco PLC (United Kingdom) (3 mo. GBP LIBOR + 6.50%)(j)(k)	7.02%	02/01/2023	GBP	491	628,281
					4,149,996

Health Care–0.84%
Care UK Health & Social Care PLC (United Kingdom) (3 mo. GBP LIBOR + 5.00%)(j)(k)	5.52%	07/15/2019	GBP	1,906	2,617,429
DJO Finance LLC(j)	8.13%	06/15/2021		1,049	1,022,775
DJO Finance LLC	10.75%	04/15/2020		2,773	2,537,295
IDH Finance PLC (United Kingdom) (3 mo. GBP LIBOR + 6.00%)(j)(k)	6.55%	08/15/2022	GBP	1,000	1,274,521
					7,452,020

Home Furnishings–0.31%
Shop Direct Funding PLC (United Kingdom)(j)	7.75%	11/15/2022	GBP	2,156	2,776,046

Lodging & Casinos–0.26%
ESH Hospitality, Inc.(j)	5.25%	05/01/2025		740	740,000
Scientific Games International, Inc.(j)	3.38%	02/15/2026	EUR	288	344,610
Travelodge Hotels Ltd. (United Kingdom) (3 mo. GBP LIBOR + 4.88%)(j)(k)	5.42%	05/15/2023	GBP	800	1,101,943
VICI Properties 1 LLC	8.00%	10/15/2023		73	81,391
					2,267,944

Nonferrous Metals & Minerals–0.33%
TiZir Ltd. (United Kingdom)(j)	9.50%	07/19/2022		2,740	2,934,365

Oil & Gas–0.12%
Pacific Drilling S.A. (Luxembourg)(i)(j)	5.38%	06/01/2020		2,587	1,080,072

Radio & Television–0.33%
Clear Channel International B.V.(j)	8.75%	12/15/2020		2,789	2,928,450

Retailers (except Food & Drug)–0.05%
Claire’s Stores Inc.(j)	6.13%	03/15/2020		682	456,940

Telecommunications–0.22%
Communications Sales & Leasing, Inc.(j)	6.00%	04/15/2023		742	719,740
Goodman Networks Inc.	8.00%	05/11/2022		1,674	1,171,515
Windstream Services, LLC	6.38%	08/01/2023		22	12,980
					1,904,235

Utilities–0.04%
Calpine Corp.(j)	5.25%	06/01/2026		328	319,390
Total Bonds & Notes					65,026,087

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Structured Products–1.01%
Apidos CLO X, Series 2012-10A, Class E (3 mo. USD LIBOR + 6.25%)(j)(k)	8.02%	10/30/2022		$776	$779,432
Atrium X LLC, Series 2013-10A, Class E (3 mo. USD LIBOR + 4.50%)(j)(k)	6.22%	07/16/2025		269	269,151
Clontarf Park CLO (Ireland), Series 2017-1A, Class D (3 mo. EURIBOR + 5.10%)(j)(k)	5.10%	08/05/2030	EUR	174	214,255
Highbridge Loan Management, Ltd., Series 2015-6A, Class E-1 (3 mo. USD LIBOR + 5.45%)(j)(k)	7.24%	05/05/2027		500	498,321
ING Investment Management CLO IV, Ltd., Series 2007-4A, Class D (3 mo. USD LIBOR + 4.25%)(j)(k)	5.99%	06/14/2022		437	438,874
Madison Park Funding XIV, Ltd., Series 2014-14A, Class F (3 mo. USD LIBOR + 5.40%)(j)(k)	7.14%	07/20/2026		950	929,497
NewStar Berkeley Fund CLO LLC, Series 2016-1A, Class D (3 mo. USD LIBOR + 5.10%)(j)(k)	6.85%	10/25/2028		1,489	1,501,669
OCP Euro CLO (Ireland), Series 2017-2, Class E (3 mo. EURIBOR + 5.00%)(j)(k)	5.00%	01/15/2032	EUR	201	246,614
Octagon Investment Partners XVIII Ltd., Series 2013-1A, Class D (3 mo. USD LIBOR + 5.25%)(j)(k)	7.10%	12/16/2024		1,398	1,416,638
Symphony CLO VIII, Ltd., Series 2012-8A, Class ER (3 mo. USD LIBOR + 6.00%)(j)(k)	7.70%	01/09/2023		2,588	2,602,955
Total Structured Products					8,897,406

			Shares
Common Stocks & Other Equity Interests–5.10%(l)
Aerospace & Defense–0.35%
IAP Worldwide Services (Acquired 07/18/2014-08/18/2014; Cost $209,294)(e)(j)(m)				192	3,098,201

Automotive–0.02%
Transtar Holding Co., Class A (Acquired 04/11/2017; Cost $158,098)(e)(j)(m)				2,509,496	170,646

Building & Development–0.42%
BMC Stock Holdings, Inc.(m)				159,996	2,999,925
Five Point Holdings LLC , Class A(m)				54,770	739,943
Lake at Las Vegas Joint Venture, LLC, Class A (Acquired 07/15/2010; Cost $7,937,680)(e)(j)(m)				780	0
Lake at Las Vegas Joint Venture, LLC, Class B (Acquired 07/15/2010; Cost $93,970)(e)(j)(m)				9	0
					3,739,868

Chemicals & Plastics–0.00%
Lyondell Chemical Co., Class A				383	41,448

Conglomerates–0.04%
Euramax International, Inc.(j)(m)				4,207	357,604

Drugs–0.00%
BPA Laboratories, Class A, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0)(e)(j)(m)				5,562	0
BPA Laboratories, Class B, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0)(e)(j)(m)				8,918	0
					0

Financial Intermediaries–0.00%
RJO Holdings Corp. (Acquired 12/10/2010; Cost $0)(e)(j)(m)				1,482	1,482
RJO Holdings Corp., Class A (Acquired 12/10/2010; Cost $0)(e)(j)(m)				1,142	1,256
RJO Holdings Corp., Class B (Acquired 12/10/2010; Cost $0)(e)(j)(m)				1,667	17
					2,755

Forest Products–0.11%
Verso Corp., Class A(m)				57,236	1,003,919

Health Care–0.00%
New Millennium Holdco(j)(m)				134,992	13,364

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Senior Income Trust

	Shares	Value
Lodging & Casinos–1.77%
Caesars Entertainment Operating Co., LLC(m)	29,845	$379,031
Twin River Management Group, Inc.(j)(m)	134,134	15,224,209
		15,603,240

Oil & Gas–0.82%
Ameriforge Group Inc.(j)(m)	442	20,332
CJ Holding Co.(m)	26,015	624,360
Ocean Rig 1 Inc.(m)	129,347	3,346,207
Paragon Offshore Finance Co. (Cayman Islands)(i)(j)(m)	2,308	94,127
Paragon Offshore Finance Co. (Cayman Islands), Class A(i)(j)(m)	2,308	3,000
Paragon Offshore Finance Co. (Cayman Islands), Class B(i)(j)(m)	1,154	36,784
Samson Investment Co.(j)	132,022	3,135,523
		7,260,333

Publishing–0.65%
Affiliated Media, Inc. , Class B (Acquired 08/29/2006; Cost $3,069,828)(e)(j)(m)	46,746	1,051,778
Cygnus Business Media, Inc. (Acquired 07/19/2004; Cost $1,251,821)(e)(j)(m)(n)	5,882	0
F&W Publications, Inc. (Acquired 06/09/2010; Cost $18,581)(e)(j)(m)	15,519	9,311
MC Communications, LLC (Acquired 07/02/2009; Cost $0)(e)(j)(m)	333,084	0
Merrill Communications LLC, Class A(j)(m)	399,283	4,591,754
Tronc, Inc.(m)	4,118	78,777
		5,731,620

Retailers (except Food & Drug)–0.05%
Payless Inc.(j)(m)	73,380	403,590

Telecommunications–0.01%
CTM Media Holdings Inc.(m)	1,270	54,610
Goodman Networks Inc.(e)(m)	105,288	0
		54,610

Utilities–0.86%
Vistra Operations Co. LLC(e)(j)(m)	618,084	179,244
Vistra Operations Co. LLC, Rts.(j)(m)	377,472	270,648
Vistra Operations Co. LLC, Rts. expiring 12/31/2046(m)	377,472	7,153,094
		7,602,986
Total Common Stocks & Other Equity Interests		45,084,184

Preferred Stocks–0.03%(l)
Financial Intermediaries–0.00%
RJO Holdings Corp. (Acquired 12/10/2010; Cost $0)(e)(j)(m)	324	3,245

Retailers (except Food & Drug)–0.00%
Vivarte (France) (Acquired 02/16/2017; Cost $0)(e)(j)(m)	259	0
Vivarte (France) (Acquired 01/06/2016; Cost $0)(e)(j)(m)	7,780	0
Vivarte (France) (Acquired 02/15/2017; Cost $0)(e)(j)(m)	259	0
		0

Telecommunications–0.02%
Goodman Networks Inc. (Acquired 05/31/2017; Cost $1,253)(e)(j)(m)	125,268	187,901

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Senior Income Trust

	Shares	Value
Utilities–0.01%
Genie Energy Ltd.	7,632	$55,333
Total Preferred Stocks		246,479
TOTAL INVESTMENTS IN SECURITIES(o)–149.46% (Cost $1,338,022,538)		1,320,095,743
BORROWINGS–(33.11)%		(292,500,000)
VARIABLE RATE TERM PREFERRED SHARES–(8.45)%		(74,605,328)
OTHER ASSETS LESS LIABILITIES–(7.90)%		(69,745,830)
NET ASSETS APPLICABLE TO COMMON SHARES–100.00%		$883,244,585

Investment Abbreviations:

CHF	– Swiss Franc
CLO	– Collateralized Loan Obligation
DIP	– Debtor-in-Possession
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
PIK	– Pay-in-Kind
Rts.	– Rights
USD	– U.S. Dollar
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Trust’s portfolio generally have variable rates which adjust to a base, such as the LIBOR, on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(c)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.
(d)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 8.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(f)	This variable rate interest will settle after February 28, 2018, at which time the interest rate will be determined.
(g)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(h)	Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2018 was $582,477, which represented less than 1% of the Trust’s Net Assets.
(i)	The borrower has filed for protection in federal bankruptcy court.
(j)	Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2018 was $95,893,256, which represented 10.86% of the Trust’s Net Assets.
(k)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2018.
(l)	Securities acquired through the restructuring of senior loans.
(m)	Non-income producing security.
(n)	Affiliated company during the period. The Investment Company Act of 1940 defines an "affiliated person" as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Trust has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of February 28, 2018 represented less than 1% of the Trust’s Net Assets. See Note 5.
(o)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust’s use of leverage.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Senior Income Trust

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
03/15/2018	Bank of America Merrill Lynch	EUR	264,123	USD	329,515	$6,985
03/15/2018	Barclays Bank PLC	EUR	407,193	USD	499,142	1,904
04/16/2018	Barclays Bank PLC	GBP	3,879,065	USD	5,403,344	51,860
04/16/2018	Citibank, N.A.	EUR	10,911,224	USD	13,549,220	191,640
04/16/2018	Goldman Sachs International	EUR	10,914,498	USD	13,552,412	190,825
04/16/2018	Goldman Sachs International	GBP	3,877,902	USD	5,400,618	50,739
04/16/2018	Royal Bank of Canada	CHF	506,535	USD	545,242	6,732
04/16/2018	Royal Bank of Canada	EUR	11,865,980	USD	14,734,377	207,980
04/16/2018	Royal Bank of Canada	GBP	3,877,902	USD	5,404,768	54,888
Subtotal — Appreciation						763,553
03/15/2018	Barclays Bank PLC	GBP	4,066,429	USD	5,509,197	(92,016)
03/15/2018	Barclays Bank PLC	USD	4,012,262	EUR	3,267,909	(21,708)
03/15/2018	Barclays Bank PLC	USD	5,381,367	GBP	3,869,174	(51,858)
03/15/2018	Citibank, N.A.	EUR	11,840,473	USD	14,311,698	(147,107)
03/15/2018	Citibank, N.A.	USD	14,173,208	EUR	11,446,705	(195,247)
03/15/2018	Goldman Sachs International	EUR	12,225,784	USD	14,773,354	(155,967)
03/15/2018	Goldman Sachs International	GBP	3,985,974	USD	5,407,492	(82,901)
03/15/2018	Goldman Sachs International	USD	13,573,530	EUR	10,957,512	(192,939)
03/15/2018	Goldman Sachs International	USD	5,393,509	GBP	3,878,777	(50,773)
03/15/2018	Royal Bank of Canada	CHF	506,215	USD	521,217	(15,389)
03/15/2018	Royal Bank of Canada	EUR	11,840,473	USD	14,316,434	(142,370)
03/15/2018	Royal Bank of Canada	GBP	3,985,975	USD	5,407,134	(83,259)
03/15/2018	Royal Bank of Canada	USD	543,387	CHF	506,215	(6,781)
03/15/2018	Royal Bank of Canada	USD	13,506,166	EUR	10,905,921	(188,574)
03/15/2018	Royal Bank of Canada	USD	5,960,658	GBP	4,290,426	(50,905)
Subtotal — Depreciation						(1,477,794)
Total Forward Foreign Currency Contracts — Currency Risk						$(714,241)

Currency Abbreviations:

CHF	– Swiss Franc
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Senior Income Trust

Statement of Assets and Liabilities

February 28, 2018

Assets:
Investments in securities, at value (Cost $1,336,770,717)	$1,320,095,743
Investments in affiliates, at value (Cost $1,251,821)	0
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	763,553
Cash	8,301,573
Foreign currencies, at value (Cost $9,143,070)	8,955,123
Receivable for:
Investments sold	43,883,498
Interest and fees	6,147,772
Investments matured, at value (Cost $19,815,950)	388,041
Investment for trustee deferred compensation and retirement plans	12,221
Other assets	279,954
Total assets	1,388,827,478

Liabilities:
Variable rate term preferred shares, at liquidation preference ($0.01 par value, 750 shares issued with liquidation preference of $100,000 per share)	74,605,328
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	1,477,794
Payable for:
Borrowings	292,500,000
Investments purchased	97,271,929
Dividends	1,148,145
Accrued fees to affiliates	87
Accrued interest expense	1,635,137
Accrued trustees’ and officers’ fees and benefits	5,317
Accrued other operating expenses	491,589
Trustee deferred compensation and retirement plans	12,221
Unfunded loan commitments	36,435,346
Total liabilities	505,582,893
Net assets applicable to common shares	$883,244,585

Net assets applicable to common shares consist of:
Shares of beneficial interest — common shares	$1,093,396,276
Undistributed net investment income	(108,652)
Undistributed net realized gain (loss)	(171,592,608)
Net unrealized appreciation (depreciation)	(38,450,431)
$883,244,585

Common shares outstanding, no par value, with an unlimited number of common shares authorized:
Common shares outstanding	180,036,160
Net asset value per common share	$4.91
Market value per common share	$4.40

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco Senior Income Trust

Statement of Operations

For the year ended February 28, 2018

Investment income:
Interest	$62,661,513
Dividends	79,148
Dividends from affiliates	79,354
Other income	1,425,536
Total investment income	64,245,551

Expenses:
Advisory fees	10,537,778
Administrative services fees	2,479,477
Custodian fees	444,013
Interest, facilities and maintenance fees	9,022,835
Transfer agent fees	14,671
Trustees’ and officers’ fees and benefits	31,668
Registration and filing fees	180,310
Reports to shareholders	74,384
Professional services fees	225,364
Taxes	108,336
Other	91,718
Total expenses	23,210,554
Less: Fees waived	(17,862)
Net expenses	23,192,692
Net investment income	41,052,859

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment securities	3,811,538
Foreign currencies	2,315,584
Forward foreign currency contracts	(8,054,676)
(1,927,554)
Change in net unrealized appreciation (depreciation) of:
Investment securities	3,448,540
Foreign currencies	(366,101)
Forward foreign currency contracts	(693,750)
2,388,689
Net realized and unrealized gain	461,135
Net increase in net assets from operations applicable to common shares	$41,513,994

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco Senior Income Trust

Statement of Changes in Net Assets

For the years ended February 28, 2018 and 2017

	2018	2017
Operations:
Net investment income	$41,052,859	$52,130,884
Net realized gain (loss)	(1,927,554)	(1,971,873)
Change in net unrealized appreciation	2,388,689	117,023,458
Net increase in net assets resulting from operations	41,513,994	167,182,469
Distributions to common shareholders from net investment income	(41,827,977)	(46,987,191)
Return of capital applicable to common shareholders	(4,711,370)	(5,673,386)
Net increase (decrease) in net assets applicable to common shares	(5,025,353)	114,521,892

Net assets applicable to common shares:
Beginning of year	888,269,938	773,748,046
End of year (includes undistributed net investment income of $(108,652) and (503,551), respectively)	$883,244,585	$888,269,938

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                         Invesco Senior Income Trust

Statement of Cash Flows

For the year ended February 28, 2018

Cash provided by operating activities:
Net increase in net assets resulting from operations applicable to common shareholders	$41,513,994

Adjustments to reconcile net increase in net assets applicable to common shareholders to net cash provided by (used in) operating activities:
Purchases of investments	(832,547,515)
Proceeds from sales of investments	761,332,228
Net change in unrealized depreciation on forward foreign currency contracts	693,750
Decrease in receivables and other assets	846,537
Accretion of discount on investment securities	(4,768,079)
Amortization of loan fees	316,081
Increase in accrued expenses and other payables	1,348,557
Net realized gain from investment securities	(3,811,538)
Net change in unrealized appreciation on investment securities	(3,448,540)
Net cash provided by (used in) operating activities	(38,524,525)

Cash provided by (used in) financing activities:
Dividends paid to common shareholders from net investment income	(40,863,376)
Return of capital	(4,711,370)
Proceeds from borrowings	148,000,000
Repayment of borrowings	(80,500,000)
Decrease in VRTP Shares, at liquidation value	(50,000,000)
Net cash provided by (used in) financing activities	(28,074,746)
Net decrease in cash and cash equivalents	(66,599,271)
Cash and cash equivalents at beginning of period	83,855,967
Cash and cash equivalents at end of period	$17,256,696

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$7,840,553

Notes to Financial Statements

February 28, 2018

NOTE 1—Significant Accounting Policies

Invesco Senior Income Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Trust’s investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or variable senior loans to corporations, partnerships, and other entities which operate in a variety of industries and geographic regions. The Trust borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Trust’s volatility.

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

A.	Security Valuations — Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per

34                         Invesco Senior Income Trust

share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a trust may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Trust may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Trust may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Trust investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.

35                         Invesco Senior Income Trust

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — The Trust declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally declared and paid annually and are distributed on a pro rata basis to common and preferred shareholders.
E.	Federal Income Taxes — The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Trust recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Trust’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, rating and bank agent fees and other expenses associated with lines of credit and Variable Rate Term Preferred Shares (“VRTP Shares”), and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements, that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows, the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
J.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Trust may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Trust may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Trust invests and are shown in the Statement of Operations.

L.	Forward Foreign Currency Contracts — The Trust may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Trust may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Trust may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Trust will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

36                         Invesco Senior Income Trust

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Trust owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.	Industry Focus — To the extent that the Trust invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Trust’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
N.	Bank Loan Risk — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Trust’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Trust. As a result, the Trust may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Trust has unsettled or open transactions may fail to or be unable to perform on its commitments. The Trust seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
O.	Other Risks — The Trust may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Trust invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Trust in a corporate loan may take the form of participation interests or assignments. If the Trust purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Trust would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Trust’s rights against the Borrower but also for the receipt and processing of payments due to the Trust under the corporate loans. As such, the Trust is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Trust and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

P.	Leverage Risk — The Trust may utilize leverage to seek to enhance the yield of the Trust by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Trust’s leverage strategy will be successful.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Trust accrues daily and pays monthly an annual fee of 0.85% based on the average daily managed assets of the Trust. Managed assets for this purpose means the Trust’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Trust’s financial statements for purposes of GAAP.)

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Trust, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Trust based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Trust in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Trust of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2018, the Adviser waived advisory fees of $17,862.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. For the year ended February 28, 2018, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Trust.

Certain officers and trustees of the Trust are officers and directors of Invesco.

37                         Invesco Senior Income Trust

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Trust’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period.

During the year ended February 28, 2018, there were transfers from Level 2 to Level 3 of $18,562,769 due to third-party vendor quotations utilizing single market quotes and from Level 3 to Level 2 of $9,679,875, due to third-party vendor quotations utilizing more than one market quote.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Variable Rate Senior Loan Interests	$—	$1,116,882,575	$83,959,012	$1,200,841,587
Bonds & Notes	—	65,026,087	—	65,026,087
Structured Products	—	8,897,406	—	8,897,406
Common Stocks & Other Equity Interests	16,421,314	24,150,935	4,511,935	45,084,184
Preferred Stocks	55,333	—	191,146	246,479
Investments Matured	—	—	388,041	388,041
Total Investments in Securities	16,476,647	1,214,957,003	89,050,134	1,320,483,784
Other Investments - Assets*
Forward Foreign Currency Contracts	—	763,553	—	763,553
Other Investments - Liabilities*
Forward Foreign Currency Contracts	—	(1,477,794)	—	(1,477,794)
Total Other Investments	—	(714,241)	—	(714,241)
Total Investments	$16,476,647	$1,214,242,762	$89,050,134	$1,319,769,543

*	Unrealized appreciation (depreciation).

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended February 28, 2018:

	Value 02/28/17	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 02/28/18
Variable Rate Senior Loan Interests	$100,978,388	$36,468,209	$(63,708,921)	$738,073	$652,179	$1,030,405	$17,122,951	$(9,322,272)	$83,959,012
Common Stocks & Other Equity Interests	6,857,401	159,151	(7,099,785)	—	4,426,022	(525,028)	1,051,777	(357,603)	4,511,935
Preferred Stocks	3,244	1,253	—	—	(101,952)	288,601	—	—	191,146
Investments Matured	—	—	—	—	—	—	388,041	—	388,041
Total	$107,839,033	$36,628,613	$(70,808,706)	$738,073	$4,976,249	$793,978	$18,562,769	$(9,679,875)	$89,050,134

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

38                         Invesco Senior Income Trust

NOTE 4—Derivative Investments

The Trust may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Trust does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Trust’s derivative investments, detailed by primary risk exposure, held as of February 28, 2018:

Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$763,553
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$763,553

Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(1,477,794)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(1,477,794)

Offsetting Assets and Liabilities

The table below reflects the Trust’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2018.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of America Merrill Lynch	$6,985	$—	$6,985	$—	$—	$6,985
Barclays Bank PLC	53,764	(165,582)	(111,818)	—	—	(111,818)
Citibank, N.A.	191,640	(342,354)	(150,714)	—	—	(150,714)
Goldman Sachs International	241,564	(482,580)	(241,016)	—	—	(241,016)
Royal Bank of Canada	269,600	(487,278)	(217,678)	—	—	(217,678)
Total	$763,553	$(1,477,794)	$(714,241)	$—	$—	$(714,241)

Effect of Derivative Investments for the year ended February 28, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(8,054,676)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(693,750)
Total	$(8,748,426)

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$184,638,867

39                         Invesco Senior Income Trust

NOTE 5—Investments in Other Affiliates

The 1940 Act defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Trust has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates (excluding affiliated money market funds) for the year ended February 28, 2018.

	Value 02/28/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 02/28/18	Dividend Income
Axia Inc., Common Shares	$5,341,366	$—	$(7,099,784)	$(2,667,603)	$4,426,021	$—	$—
Cygnus Business Media, Inc., Common Shares	0	—	—	—	—	0	—
Total	$5,341,366	$—	$(7,099,784)	$(2,667,603)	$4,426,021	$0	$—

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust. Trustees have the option to defer compensation payable by the Trust, and “Trustees’ and Officers’ Fees and Benefits” includes amounts accrued by the Trust to fund such deferred compensation amounts.

NOTE 7—Cash Balances and Borrowings

The Trust has entered into a $350 million revolving credit and security agreement which will expire on December 6, 2018. The revolving credit and security agreement is secured by the assets of the Trust.

During the year ended February 28, 2018, the average daily balance of borrowings under the revolving credit and security agreement was $275,360,274 with a weighted interest rate of 2.37%. The carrying amount of the Trust’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Trust is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Trust held the following unfunded loan commitments as of February 28, 2018. The Trust intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve.

Borrower	Type	Principal Amount*	Value
Allied Universal Holdco LLC	Incremental Delayed Draw Term Loan	$581,789	$576,335
Brickman Group Ltd. LLC	First Lien Revolver Loan	509,854	471,615
Community Health Systems, Inc.	Revolver Loan	1,023,084	1,000,110
EG Finco Ltd.	Term Loan B-3	EUR 639,792	639,792
Engineered Machinery Holdings, Inc.	Second Lien Delayed Draw Term Loan	17,501	17,501
Hearthside Group Holdings, LLC	Revolver Loan	1,374,404	1,370,006
IAP Worldwide Services	Revolver Loan	1,129,324	1,129,324
Kpex Holdings Inc.	Delayed Draw Term Loan	47,120	47,120
Lakeland Tours, LLC	Delayed Draw Term Loan	72,689	72,689
MacDermid, Inc.	First Lien Multicurrency Revolver Loan	556,707	555,808
MacDermid, Inc.	First Lien Revolver Loan	190,653	190,345
National Vision, Inc.	First Lien Revolver Loan	1,532,982	1,410,344
Nidda Healthcare Holding AG	Term Loan B-1	GBP 317,964	317,964
NRG Energy, Inc.	Revolver Loan A	21,329,736	21,273,319
Pearl Intermediate Parent LLC	First Lien Delayed Draw Term Loan	103,002	102,380
Prime Security Services Borrower, LLC	Revolver Loan	1,770,367	1,769,260
Scientific Games International, Inc.	Multicurrency Revolver Loan	2,716,487	2,696,114
Scientific Games International, Inc.	Revolver Loan	1,336,354	1,326,332
TGP Holdings III, LLC	First Lien Delayed Draw Term Loan	173,045	173,045
Transtar Holding Co.	Term Loan	160,277	159,476
Unilabs Diagnostics AB	Revolver Loan	EUR 1,136,467	1,136,467
			$36,435,346

*	Principal amounts are denominated in U.S. Dollars unless otherwise noted.

40                         Invesco Senior Income Trust

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2018 and 2017:

	2018	2017
Ordinary income	$41,827,977	$46,987,191
Ordinary income — Taxable VRTP Shares	2,293,754	2,412,629
Return of capital	4,711,370	5,673,386
Total distributions	$48,833,101	$55,073,206

Tax Components of Net Assets at Period-End:

2018
Net unrealized appreciation (depreciation) — investments	$(38,827,387)
Net unrealized appreciation (depreciation) — foreign currencies	(381,486)
Temporary book/tax differences	(9,922)
Capital loss carryforward	(170,932,896)
Shares of beneficial interest	1,093,396,276
Total net assets	$883,244,585

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, book to tax accretion and amortization differences, defaulted bonds and forward foreign currency contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Trust’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Trust has a capital loss carryforward as of February 28, 2018, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2019	$81,508,885	$—	$81,508,885
Not subject to expiration	—	89,424,011	89,424,011
	$81,508,885	$89,424,011	$170,932,896

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the year ended February 28, 2018 was $801,325,998 and $775,611,618, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$15,846,297
Aggregate unrealized (depreciation) of investments	(54,673,684)
Net unrealized appreciation (depreciation) of investments	$(38,827,387)

Cost of investments for tax purposes is $1,358,596,930.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on February 28, 2018, undistributed net investment income was increased by $5,881,387, undistributed net realized gain (loss) was increased by $315,396,771 and shares of beneficial interest was decreased by $321,278,158. This reclassification had no effect on the net assets of the Trust.

41                         Invesco Senior Income Trust

NOTE 12—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Years ended February 28,
	2018	2017
Beginning shares	180,036,160	180,036,160
Shares issued through dividend reinvestment	—	—
Ending shares	180,036,160	180,036,160

The Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 13—Variable Rate Term Preferred Shares

On October 26, 2012, the Trust issued 1,250 Series 2015/11-VVR C-1 VRTP Shares, with a liquidation preference of $100,000 per share to Charta, LLC, pursuant to an offering exempt from registration under the 1933 Act. Proceeds from the issuance of the VRTP Shares were used to redeem all of the Trust’s outstanding Auction Rate Preferred Shares (“ARPS”). The Trust redeemed 250 VRTP Shares on May 1, 2017 and an additional 250 VRTP Shares on June 1, 2017. On June 14, 2017, the Board of Trustees of the Trust approved an amended and restated Statement of Preferences for the VRTP Shares and, on July 14, 2017, the remaining 750 VRTP Shares were transferred to Barclays Bank PLC.

VRTP Shares are a floating-rate form of preferred shares with a mandatory redemption date and are considered debt for financial reporting purposes. The Trust is required to redeem all outstanding VRTP Shares on July 31, 2020, unless earlier redeemed, repurchased or extended. VRTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. On or prior to the redemption date, the Trust will be required to segregate assets having a value equal to 110% of the redemption amount.

The Trust incurred costs in connection with the transfer of the VRTP Shares. These costs are recorded as a deferred charge and are being amortized over a period of three years to July 31, 2020. Amortization of these costs is included in Interest, facilities and maintenance fees on the Statement of Operations, and the unamortized balance is included in the value of Variable rate term preferred shares on the Statement of Assets and Liabilities.

Dividends paid on the VRTP Shares (which are treated as interest expense for financial reporting purposes) are declared daily and paid quarterly. As of February 28, 2018, the dividend rate is equal to the three month USD LIBOR interest rate plus a spread of 1.55%, which is based on the long-term rating assigned to the VRTP Shares by Moody’s Investors Service, Inc. Prior to July 14, 2017, the dividend rate was equal to Charta, LLC’s daily cost of funds rate plus a ratings spread of 1.20%.

The average aggregate liquidation preference outstanding and the average annualized dividend rate of the VRTP Shares during the year ended February 28, 2018 were $85,479,452 and 2.71%, respectively.

The Trust utilizes the VRTP Shares as leverage in order to enhance the yield of its common shareholders. The primary risk associated with VRTP Shares is exposing the net asset value of the common shares and total return to increased volatility if the value of the Trust decreases while the value of the VRTP Shares remain unchanged. Fluctuations in the dividend rates on the VRTP Shares can also impact the Trust’s yield or its distributions to common shareholders. The Trust is subject to certain restrictions relating to the VRTP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger an increased rate which, if not cured, could cause the mandatory redemption of VRTP Shares at the liquidation preference plus any accumulated but unpaid dividends.

The liquidation preference of VRTP Shares, which approximates fair value, is recorded as a liability under the caption Variable rate muni term preferred shares on the Statement of Assets and Liabilities. The fair value of VRTP Shares is expected to be approximately their liquidation preference so long as the credit rating on the VRTP shares, and therefore the “spread” on the VRTP shares (determined in accordance with the VRTP shares’ governing document) remains unchanged. At period-end, the Trust’s Adviser has determined that fair value of VRTP shares is approximately their liquidation preference. Fair value could vary if market conditions change materially. Unpaid dividends on VRTP Shares are recognized as Accrued interest expense on the Statement of Assets and Liabilities. Dividends paid on VRTP Shares are recognized as a component of Interest, facilities and maintenance fees on the Statement of Operations.

NOTE 14—Senior Loan Participation Commitments

The Trust invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.

At the year ended February 28, 2018, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Trust on a participation basis.

Selling Participant	Principal Amount	Value
Goldman Sachs Lending Partners LLC	$1,532,982	$1,410,344
Mizuho Bank, Ltd.	21,329,736	21,273,319
Total	—	$22,683,663

42                         Invesco Senior Income Trust

NOTE 15—Dividends

The Trust declared the following dividends to common shareholders from net investment income subsequent to February 28, 2018:

Declaration Date	Amount per Share	Record Date	Payable Date
March 1, 2018	$0.0195	March 15, 2018	March 29, 2018
April 2, 2018	$0.0195	April 17, 2018	April 30, 2018

NOTE 16—Financial Highlights

The following schedule presents financial highlights for a share of the Trust outstanding throughout the periods indicated.

	Years ended February 28,			Year ended February 29,	Years ended February 28,
	2018		2017	2016	2015	2014
Net asset value, beginning of period	$4.93		$4.30	$5.05	$5.25	$5.17
Net investment income(a)	0.23		0.29	0.31	0.32	0.31
Net gains (losses) on securities (both realized and unrealized)	0.00		0.63	(0.74)	(0.20)	0.13
Total from investment operations	0.23		0.92	(0.43)	0.12	0.44
Less:
Dividends paid to common shareholders from net investment income	(0.22)		(0.26)	(0.32)	(0.32)	(0.36)
Return of capital	(0.03)		(0.03)	N/A	N/A	N/A
Total distributions	(0.25)		(0.29)	(0.32)	(0.32)	(0.36)
Net asset value per common share, end of period	$4.91		$4.93	$4.30	$5.05	$5.25
Market value per common share, end of period	$4.40		$4.72	$3.76	$4.68	$5.03
Total return at net asset value(b)	5.32%		22.59%	(8.31)%	2.90%	8.69%
Total return at market value(c)	(1.42)%		34.22%	(13.48)%	(0.46)%	(3.34)%
Net assets applicable to common shares, end of period (000’s omitted)	$883,245		$888,270	$773,748	$908,720	$945,510
Portfolio turnover rate(d)	60%		69%	55%	63%	99%

Ratios/supplemental data based on average net assets applicable to common shares:
Ratio of expenses:
With fee waivers and/or expense reimbursements	2.64	%(e)	2.37%	2.34%	2.20%	2.18%
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.61	%(e)	1.58%	1.69%	1.65%	1.63%
Without fee waivers and/or expense reimbursements	2.64	%(e)	2.38%	2.34%	2.20%	2.18%
Ratio of net investment income	4.66	%(e)	6.15%	6.57%	6.22%	5.98%

Senior securities:
Total amount of preferred shares outstanding (000’s omitted)	$75,000		$125,000	$125,000	$125,000	$125,000
Total borrowings (000’s omitted)	$292,500		$225,000	$225,000	$284,000	$277,000
Asset coverage per $1,000 unit of senior indebtedness(f)	$4,275		$5,503	$4,994	$4,640	$4,865
Asset coverage per preferred share(g)	$1,277,659		$810,616	$718,998	$826,976	$856,408
Liquidating preference per preferred share	$100,000		$100,000	$100,000	$100,000	$100,000

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets applicable to common shares (000’s omitted) of $879,608.
(f)	Calculated by subtracting the Trust’s total liabilities (not including preferred shares, at liquidation value and borrowings) from the Trust’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
(g)	Calculated by subtracting the Trust’s total liabilities (not including preferred shares, at liquidation value) from the Trust’s total assets and dividing this by the total number of preferred shares outstanding.

N/A = Not Applicable

43                         Invesco Senior Income Trust

NOTE 17—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Pending Litigation and Regulatory Inquiries

The Trust is named as a defendant in an adversary proceeding in the Bankruptcy Court of the Southern District of Florida. The complaint was filed on July 14, 2008 by the Official Committee of Unsecured Creditors of TOUSA, Inc., on behalf of certain subsidiaries of TOUSA, Inc. (the “Conveying Subsidiaries”), and filed as amended on October 17, 2008. The Committee made allegations against the Trust in two separate capacities: as “Transeastern Lenders” and as “First Lienholders” (collectively, the “Lenders”). The Transeastern Lenders loaned money to form a joint venture between TOUSA, Inc. and Falcone/Ritchie LLC. TOUSA, Inc. later repaid the loans from the Transeastern Lenders as part of a global settlement of claims against it. The repayment was financed using proceeds of new loans (the “New Loans”), for which the Conveying Subsidiaries conveyed first and second priority liens on their assets to two groups of lienholders (the First and Second Lienholders, collectively “New Lenders”). The Conveying Subsidiaries were not obligated on the original debt to the Transeastern Lenders. The Committee alleged, inter alia, that both the repayment to the Transeastern Lenders and the grant of liens to the First and Second Lienholders should be avoided as fraudulent transfers under the bankruptcy laws. More specifically, the Committee alleged: (1) that the Conveying Subsidiaries’ transfer of liens to secure the New Loans was a fraudulent transfer under 11 U.S.C. § 548 because the Conveying Subsidiaries were insolvent at the time of the transfer and did not receive reasonably equivalent value for the liens; and (2) that the Transeastern Lenders were, under 11 U.S.C. § 550, entities for whose benefit the liens were fraudulently transferred to the New Lenders. The case was tried in 2009 and on October 13, 2009, the Bankruptcy Court rendered a Final Judgment against the Lenders, which was later amended on October 30, 2009, requiring the Lenders to post bonds equal to 110% of the damages and disgorgement ordered against them. The Transeastern Lenders and First Lienholders separately appealed the decision to the District Court for the Southern District of Florida. On February 11, 2011, the District Court, issued an order in the Transeastern Lenders’ appeal that: 1) quashed the Bankruptcy Court’s Order as it relates to the liability of the Transeastern Lenders; 2) made null and void the Bankruptcy Court’s imposition of remedies as to the Transeastern Lenders; 3) discharged all bonds deposited by Transeastern Lenders, unless any further appeals are filed, in which case the bonds would remain in effect pending resolution of appeals; 4) dismissed as moot additional appeal proceedings of the Transeastern Lenders that were contingent upon the District Court’s decision concerning liability; and 5) closed all District Court appeal proceedings concerning the Transeastern Lenders. The Committee appealed to the Eleventh Circuit Court of Appeals. In a decision filed on May 15, 2012, the Eleventh Circuit reversed the District Court’s opinion, affirmed the liability findings of the Bankruptcy Court against the Transeastern Lenders, and remanded the case to the District Court to review the remedies ordered by the Bankruptcy Court. The appeal of the Transeastern Lenders is currently pending before the District Court. The First Lienholders, having paid its obligations under the bankruptcy plan, have been fully and finally released pursuant to a court order dated August 30, 2013. The review of the Transeastern Lenders remedies obligation is currently pending before the District Court. The parties argued the effects of the Supreme Court decisions in Executive Benefits Ins. Agency v. Arkison (In re Bellingham) (No. 12-1200) and Wellness International Network, Ltd. v. Sharif (No. 13-935) on liabilities before the District Court, which denied that the cases were an intervening change in law that affected the liabilities decision. The District Court remanded to the Bankruptcy Court a question on the effect of the settlement with other parties on the Transeastern Lenders remedies obligations. On April 1, 2016, the Bankruptcy Court issued its report and recommendation, which was unfavorable in many respects to the Transeastern Lenders.

On March 8, 2017, the District Court adopted the Bankruptcy Court’s report and recommendation on the impact of the interim settlements, holding that the settlement with the Transeastern Lenders and settlement of the D&O litigation had no impact on the remedial scheme. The Transeastern Lenders appealed this decision in April 2017. On January 11, 2018, the parties’ settlement of the Tousa, Inc. matter was approved by the Bankruptcy Court. The Fund paid out $2,533,902. On February 6, 2018, the Eleventh Circuit Court of Appeals dismissed the Tousa, Inc. matter with prejudice. The Tousa, Inc. matter is concluded.

44                         Invesco Senior Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Senior Income Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Senior Income Trust (the “Trust”) as of February 28, 2018, the related statements of operations and cash flows for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of February 28, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the five years in the period ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

April 27, 2018

We have served as the auditor of one or more of the investment companies in the Invesco/PowerShares group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

45                         Invesco Senior Income Trust

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2018:

Federal and State Income Tax
Qualified Dividend Income*	0.11%
Corporate Dividends Received Deduction*	0.11%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

Non-Resident Alien Shareholders
Qualified Interest Income**	80.00%

**	The above percentage is based on income dividends paid to shareholders during the Trust’s fiscal year.

46                         Invesco Senior Income Trust

Proxy Results

A Joint Annual Meeting (“Meeting”) of Shareholders of Invesco Senior Income Trust (the “Fund”) was held on September 8, 2017. The Meeting was held for the following purposes:

(1).	Election of Trustees by Common Shareholders and Preferred Shareholders voting together as a single class.

(2).	Election of Trustees by Preferred Shareholders voting as a separate class.

The results of the voting on the above matters were as follows:

	Matters	Votes For	Votes Withheld
(1).	Teresa M. Ressel	156,504,910	2,860,900
	Larry Soll	156,473,221	2,892,589
	Philip A. Taylor	156,535,195	2,830,615
	Christopher L. Wilson	156,499,320	2,866,490
(2).	David C. Arch	750	0

47                         Invesco Senior Income Trust

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2014

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2014

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Senior Income Trust

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2014	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	1998	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2014	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2014	Retired.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2014	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Senior Income Trust

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2010

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2014	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2010

Chief Operating Officer of the Americas; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco

			N/A	N/A

T-3                         Invesco Senior Income Trust

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers— (continued)
		Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2010

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2010

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

Office of the Fund 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Transfer Agent Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021	Investment Sub-Adviser Invesco Senior Secured Management, Inc. 1166 Avenue of the Americas New York, NY 10036

T-4                         Invesco Senior Income Trust

Correspondence information

Send general correspondence to Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Trust holdings and proxy voting information

The Trust provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Trust’s Forms N-Q on the SEC website at sec.gov. Copies of the Trust’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Trust is shown below.

    A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.

SEC file number: 811-08743	VK-CE-SINC-AR-1	04252018	0930

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Teresa M. Ressel, Raymond Stickel, Jr. and Robert C. Troccoli. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Teresa M. Ressel, Raymond Stickel, Jr. and Robert Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PricewaterhouseCoopers LLP informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. In connection with prior independence determinations, PricewaterhouseCoopers LLP communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PricewaterhouseCoopers LLP is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP concluded that PricewaterhouseCoopers LLP could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

(a) to (d)

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end	Fees Billed for Services Rendered to the Registrant for fiscal year end
	2018	2017
Audit Fees	$72,775	$77,475
Audit-Related Fees(1)	$0	$12,500
Tax Fees(2)	$5,645	$4,875
All Other Fees	$0	$0

Total Fees	$78,420	$94,850

(g) PWC billed the Registrant aggregate non-audit fees of $5,645 for the fiscal year ended 2018, and $17,375 for the fiscal year ended 2017, for non-audit services rendered to the Registrant.

(1)	Audit-Related fees for the fiscal year end February 28, 2017 includes fees billed for agreed upon procedures related to line of credit compliance.
(2)	Tax fees for the fiscal year end February 28, 2018 includes fees billed for reviewing tax returns and/or services related to tax compliance. Tax fees for fiscal year end February 28, 2017 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2018 That Were Required to be Pre- Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2017 That Were Required to be Pre- Approved by the Registrant’s Audit Committee
Audit-Related Fees	$662,000	$635,000
Tax Fees	$0	$0
All Other Fees	$611,000	$2,827,000

Total Fees(1)	$1,273,000	$3,462,000

(1)	Audit-Related fees for the year end 2018 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2017 include fees billed related to reviewing controls at a service organization.

All other fees for the year end 2018 include fees billed related to the assessments for certain of the company’s risk management tools, current state analysis against regulatory requirements and identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions. All other fees for the year end 2017 include fees billed related to the identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $4,101,000 for the fiscal year ended February 28, 2018, and $6,075,000 for the fiscal year ended February 28, 2017, for non-audit services rendered to Invesco and Invesco Affiliates.

PWC provided audit services to the Investment Company complex of approximately $23 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended May 4, 2016

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee may from time to time delegate specific pre-approval authority to its Chair and/or Vice Chair, so that the Chair or, in his or her absence, Vice Chair may grant specific pre-approval for audit and non-audit services by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement between Audit Committee meetings. Any such delegation shall be reflected in resolutions adopted by the Audit Committee and may include such limitations as to dollar amount(s) and/or scope of service(s) as the Audit Committee may choose to impose. Any such delegation shall not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000 and any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000 must be pre-approved by the Audit Committee and may not be delegated to the Chair or Vice Chair.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Teresa M. Ressel, Raymond Stickel, Jr. and Robert C. Troccoli.

(b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting

I.	Guiding Principles and Philosophy

Public companies hold shareholder meetings, attended by the company’s executives, directors, and shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company’s operations and policies without being present at the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy voles are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests, this Policy and the operating guidelines and procedures of Invesco’s regional investment centers.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

The proxy voting process at Invesco, which is driven by investment professionals, Focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.

Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by lnvesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.

II.	Applicability of this Policy

This Policy sets forth the framework of Invesco’s corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco’s investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.

III.	Proxy Voting for Certain Fixed Income, Money Market Accounts and Index

For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), lnvesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.

IV.	Conflicts of Interest

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors. Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant lnvesco client.

Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ lnvesco to manage portions of their retirement plans or treasury accounts). Invesco’s proxy governance team maintains a list of all such issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best economic interest of clients, applying them to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Other Conflicts of Interest

In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.1 Shares of an Invesco-sponsored fund held by other lnvesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund.

V.	Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, lnvesco regularly monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards.

VI.	Global Proxy Voting Platform and Administration

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global lnvesco Proxy Advisory Committee (“Global IPAC”). The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco’s Global Head of Proxy Governance and Responsible Investment (“Head of Proxy Governance”). The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the lnvesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question) In addition to the Global IPAC, for some clients, third parties (e.g., U.S. mutual fund boards) provide oversight of the proxy process. The Global IPAC and Invesco’s

[1]	Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

proxy administration and governance team, compliance and legal teams regularly communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

Invesco maintains a proprietary global proxy administration platform, known as the “fund manager portal” and supported by the Head of Proxy Governance and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

VII.	Non-Votes

In the great majority of instances, Invesco is able to vote proxies successfully. However, in certain circumstances Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its clients’ proxies despite using commercially reasonable efforts to do so. For example:

•

Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy advisor recommendations. These matters are left to the discretion of the fund manager.

•

If the security in question is on loan as part of a securities lending program, lnvesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities.

•

In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

•

Some companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

VIII.	Proxy Voting Guidelines

The following guidelines describe Invesco’s general positions on various common proxy voting issues. This list is not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each fund manager retains ultimate discretion to vote proxies in the manner they deem most appropriate, consistent with Invesco’s proxy voting principles and philosophy discussed in Sections I through IV. Individual proxy votes therefore will differ from these guidelines from time to time.

A.	Shareholder Access and Treatment of Shareholder Proposals

Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company’s business and main purpose. usually set out in their reporting disclosures and business model. Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders’ rights are not adequately protected).

B.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s long-term response to environmental, social and corporate responsibility issues can significantly affect its long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case by case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

C.	Capitalization Structure Issues

i.	Stock Issuances

Invesco generally supports a board’s decisions about the need for additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients’ ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. lnvesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights (“blank check” stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.

ii.	Stock Splits

Invesco generally supports a board’s proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company’s industry and performance in terms of shareholder returns.

iii.	Share Repurchases

lnvesco generally supports a board’s proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.

D.	Corporate Governance Issues

i. Board of Directors

1.	Director Nominees in Uncontested Elections

Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, lnvesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board’s key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. lnvesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

2.	Director Nominees in Contested Elections

Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients’ portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long-term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:

•	Long-term financial performance of the company relative to its industry,

•	Management’s track record,

•	Background to the proxy contest,

•	Qualifications of director nominees (both slates),

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and

•	Stock ownership positions in the company.

3.	Director Accountability

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

4.	Director Independence

lnvesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not Feasible or in the best interests of shareholders, We generally vote for proposals that would require the board’s audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors since this minimizes the potential for conflicts of interest.

5.	Director Indemnification

Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors, Invesco, therefore, generally supports proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

6.	Separate Chairperson and CEO

Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.

Voting decisions may take into account, among other factors, the presence or absence of:

•	a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties;

•	a majority of independent directors;

•	completely independent key committees;

•	committee chairpersons nominated by the independent directors;

•	CEO performance reviewed annually by a committee of independent directors; and

•	established governance guidelines.

7.	Majority/Supermajority/Cumulative Voting for Directors

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement. and generally supports actions to dismantle existing supermajority requirements.

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

8.	Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

9.	Board Size

lnvesco believes that the number of directors is an important factor to consider when evaluating the board’s ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

10.	Term Limits for Directors

lnvesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits.

ii. Audit Committees and Auditors

1.	Qualifications of Audit Committee and Auditors

Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence. experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company’s financial statements and reports.

2.	Auditor Indemnifications

A company’s independent auditors play a critical role in ensuring and attesting to the integrity of the company’s financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.

3.	Adequate Disclosure of Auditor Fees

Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco’s support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.

E.	Remuneration and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests! and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features. and plans that appear likely to reduce the value of the client’s investment.

i. Independent Compensation/Remuneration Committee

Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company’s remuneration practices align with shareholders’ interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.

ii. Advisory Votes on Executive Compensation

Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders have the ability to express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee. Invesco, therefore, generally will support management’s recommendations with regard to the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company’s executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.

iii. Equity Based Compensation Plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to replenish shares automatically without shareholder approval.

iv. Severance Arrangements

lnvesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. lnvesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives’ severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.

v. “Claw Back” Provisions

lnvesco generally supports so called “claw back” policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.

vi. Employee Stock Purchase Plans

Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

F.	Anti-Takeover Defenses; Reincorporation

Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans (“poison pills”), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the particular elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote. Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or other changes (sometimes known as “greenmail”) because these payments result in preferential treatment of some shareholders over others.

Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company provided that the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors’ liability.

PROXY VOTING GUIDELINES

Applicable to	All Advisory Clients, including the Invesco Funds
Risk Addressed by the Guidelines	Breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco’s interests ahead of client’s best interests in voting proxies
Relevant Law and Other Sources	U.S. Investment Advisers Act of 1940, as amended
Last ☒Reviewed ☒Revised by Compliance for Accuracy	April 19, 2016
Guideline Owner	U.S. Compliance and Legal
Policy Approver	Invesco Advisers, Inc., Invesco Funds Board
Approved/Adopted Date	May 3-4, 2016

The following guidelines apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. (“Invesco”) to vote proxies associated with securities held on their behalf (collectively, “Clients”).

A. INTRODUCTION

Invesco Ltd. (“IVZ”), the ultimate parent company of Invesco, has adopted a global policy statement on corporate governance and proxy voting (the “Invesco Global Proxy Policy”). The policy describes IVZ’s views on governance matters and the proxy administration and governance approach. Invesco votes proxies by using the framework and procedures set forth in the Invesco Global Proxy Policy, while maintaining the Invesco-specific guidelines described below.

B. PROXY VOTING OVERSIGHT: THE MUTUAL FUNDS’ BOARD OF TRUSTEES

In addition to the Global Invesco Proxy Advisory Committee, the Invesco mutual funds’ board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by Invesco’s Global Head of Proxy Governance and Responsible Investment.

C. USE OF THIRD PARTY PROXY ADVISORY SERVICES

Invesco has direct access to third-party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and uses the information gleaned from those sources to make independent voting decisions.

Invesco’s proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the proxy advisory firms are asked to deliver updates directly to the mutual funds’ board of trustees. Invesco conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

D. PROXY VOTING GUIDELINES

The following guidelines describe Invesco’s general positions on various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. Invesco’s proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner that he or she deems to be the most appropriate, consistent with the proxy voting principles and philosophy discussed in the Invesco Global Proxy Policy. Individual proxy votes therefore will differ from these guidelines from time to time.

I.	Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

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The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

Elections of directors

In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

Director performance

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their Level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

Auditors and Audit Committee members

Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.

Majority standard in director elections

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

Supermajority voting requirements

Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

Responsiveness of Directors

Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

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Cumulative voting

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

Proxy access

Invesco generally supports shareholders’ nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders. Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent’s ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.

Shareholder access

On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

Exclusive Forum

Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdidional litigation.

II.	Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

Executive compensation

Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

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Equity-based compensation plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

Employee stock-purchase plans

Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

Severance agreements

Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

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VI.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII.	Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

D.	EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these guidelines and the Invesco Global Proxy Policy, unless the Client retains in writing the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Client holds the same securities, Invesco will vote proxies based on ISS recommendations.

Funds of Funds

Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

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F.	POLICIES AND VOTE DISCLOSURE

A copy of these guidelines, the Invesco Global Proxy Policy and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

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ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

As of February 28, 2018, the following individuals are jointly and primarily responsible for the day-to-day management of the Trust:

•	Thomas Ewald, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 2000.

•	Scott Baskind, Portfolio Manager, who has been responsible for the Trust since 2013 and has been associated with Invesco Senior Secured and/or its affiliates since 1999.

•	Philip Yarrow, Portfolio Manager, who has been responsible for the Trust (or the predecessor Trust) since 2007 and has been associated with Invesco Senior Secured and/or its affiliates since 2010.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Funds that they manage. Accounts are grouped into three categories: (i) investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household); (ii) investments made either directly or through a deferred compensation or similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund; and (iii) total investments made in any Invesco Fund or Invesco pooled investment vehicle. The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 28, 2018 (unless otherwise noted):

Portfolio Manager	Dollar Range of Investments in the Fund	Dollar Range of Investments in Invesco Pooled Investment Vehicles with the Same or Similar Objectives and Strategies as the Fund	Dollar Range of Investments in All Invesco Funds and Invesco Pooled Investment Vehicles
Invesco Senior Income Trust
Scott Baskind	None	N/A	Over $1,000,000
Thomas Ewald	None	N/A	Over $1,000,000
Philip Yarrow	None	N/A	$500,001 - $1,000,000

Assets Managed

The following information is as of February 28, 2018 (unless otherwise noted):

Portfolio Manager	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
	Invesco Senior Income Trust
Scott Baskind	4	$12,403.1	4	$10,564.4	33	$12,998.0
Thomas Ewald	3	$3,344.2	3	$10,110.3	None	None
Philip Yarrow	3	$4,745.8	3	$10,110.3	None	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed has a performance fee.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each affiliated Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[1]
Invesco [2] Invesco Deutschland Invesco Hong Kong[2] Invesco Asset Management Invesco Asset Management (India) Private Limited (Invesco India)	One-, Three- and Five-year performance against Fund peer group

Invesco- U.S. Real Estate Division2,[3] Invesco Senior Secured2, [4] Invesco PowerShares2,[5]	Not applicable

Invesco Canada[2]	One-year performance against Fund peer group Three- and Five-year performance against entire universe of Canadian funds

Invesco Japan[6]	One-, Three- and Five-year performance

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

[1]	Rolling time periods based on calendar year-end.
[2]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period.
[3]	Portfolio Managers for Invesco Global Infrastructure Fund, Invesco Global Real Estate Fund, Invesco MLP Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on net operating profits of the U.S. Real Estate Division of Invesco.
[4]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
[5]	Portfolio Managers for Invesco PowerShares base their bonus on Invesco results as well as overall performance of Invesco PowerShares.
[6]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

With respect to Invesco PowerShares, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 14, 2018, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 14, 2018, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    Invesco Senior Income Trust

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 3, 2018

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 3, 2018

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	May 3, 2018

EXHIBIT INDEX

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.